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                                   PROSPECTUS

                                  May 1, 1999

                           LONGLEAF PARTNERS FUNDS SM

                                   MANAGED BY
                               SOUTHEASTERN ASSET

                                MANAGEMENT, INC.
                         6410 POPLAR AVENUE, SUITE 900
                               MEMPHIS, TN 38119

                                 (800) 445-9469
[LONGLEAF LOGO(SM)]              (901) 761-2474

                             LONGLEAF PARTNERS FUND

Invests primarily in mid to large cap companies believed to be significantly undervalued.

                      LONGLEAF PARTNERS INTERNATIONAL FUND

Invests primarily in foreign companies of all sizes believed to be significantly undervalued.

                         LONGLEAF PARTNERS REALTY FUND

Invests primarily in real estate related operating companies and REITs of all sizes believed to be significantly undervalued.

                        LONGLEAF PARTNERS SMALL-CAP FUND

Invests primarily in companies of the size included in the Russell 2000 Index believed to be significantly undervalued. (Closed to new investors)

The Longleaf Partners Funds are registered with the Securities and Exchange Commission (SEC). That registration does not imply that the SEC endorses the funds.

The SEC has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                               TABLE OF CONTENTS

                              RISK/RETURN SUMMARY

PRINCIPAL INVESTMENT STRATEGY
  Philosophy................................................    4
  Process...................................................    4
  Governing Principles......................................    4

PRIMARY INVESTMENT RISKS WHICH APPLY TO ALL FUNDS
  Market Fluctuation........................................    5
  Permanent Loss of Capital.................................    5
  Business Ownership Risks..................................    5
  Non-Diversification.......................................    5
  Liquidity Risks...........................................    6
  Foreign Investment Risks..................................    6
  Currency Hedging Risks....................................    6

INVESTMENT OBJECTIVES, PERFORMANCE, FEES, AND EXPENSE
     INFORMATION
  Longleaf Partners Fund....................................    8
  Longleaf Partners International Fund......................   10
  Longleaf Partners Realty Fund.............................   12
  Longleaf Partners Small-Cap Fund..........................   14

               DISCUSSION OF PRINCIPAL INVESTMENT
                  STRATEGIES AND RELATED RISKS
ADDITIONAL INFORMATION ON TYPES OF INVESTMENTS
  International Fund........................................   16
  Realty Fund...............................................   16

HOW WE ACHIEVE OUR INVESTMENT OBJECTIVES
  Determining Business or Intrinsic Value...................   17
  Other Investment Criteria.................................   17
  Allocation of Investment Ideas............................   17
  How Companies Reach Intrinsic Value.......................   18
  Portfolio Turnover........................................   18
  Other Investments.........................................   18
  Cash Reserves.............................................   18

OTHER RISKS OF INVESTING WHICH APPLY TO ALL FUNDS
  Risks of Puts, Calls, Options, and Financial Futures......   19
  Investments in Restricted or Illiquid Securities..........   19
  Fixed Income Securities...................................   19
  Year 2000 Computer Readiness..............................   19

            PORTFOLIO MANAGEMENT AND FUND OPERATIONS
Investment Adviser..........................................   20
Code of Ethics..............................................   20
Management Services.........................................   20
Advisory and Administration Fees............................   21
Portfolio Managers..........................................   22
Fund Operations.............................................   22
Board of Trustees...........................................   23
Other Executive Officers....................................   24

                       SHAREHOLDER MANUAL
General Information.........................................   25
How To Open a New Account...................................   25
Additional Investments......................................   26
Exceptions to Investment Minimum and Closed Funds...........   27
How To Redeem Shares........................................   28
How Fund Shares Are Priced..................................   31
Dividends and Distributions.................................   31
Taxes.......................................................   32
Financial Highlights........................................   34

This Prospectus contains important information about the investment strategies and risks of the Longleaf Partners Funds that you should know before making an investment. Please read it carefully and keep it on hand for future reference. Please be aware that the Funds:

- Are not bank deposits;

- Are not guaranteed, endorsed, or insured by any financial institution or governmental entity such as the Federal Deposit Insurance Corporation (FDIC);

- May not achieve their stated goals.

                              RISK/RETURN SUMMARY

                         PRINCIPAL INVESTMENT STRATEGY

PHILOSOPHY. We believe in what is commonly called value investing. The Funds seek to achieve superior long-term performance by acquiring equity securities of financially strong, well-managed companies run by capable managements at market prices significantly below our assessment of their business value, and selling these stocks when they approach that value. We view equity investments as ownership in a business enterprise. We determine business or intrinsic value through financial analysis and established disciplines which we have consistently applied over 24 years. Equities purchased at prices substantially less than their intrinsic worth should protect capital from significant loss and should also appreciate substantially if the market ultimately recognizes true value.

PROCESS. All of the Longleaf Partners Funds use the same general investment strategy. Our portfolio management group, working as a team, identifies those companies which we believe are selling at 60% or less of their true worth. If the company satisfies other criteria, including effectiveness of the management team, we purchase a position for the Fund or Funds whose investment objectives and policies most closely parallel the company.

GOVERNING PRINCIPLES. The Longleaf Partners Funds represent an investment partnership between all Fund shareholders and employees and affiliates of Southeastern Asset Management, Inc. ("Southeastern"), who together are among the largest shareholders. The following principles govern this investment partnership:

  - We will treat your investment in Longleaf as if it were our own.

  - We will remain significant investors with you in Longleaf.

  - We will invest for the long term, while always striving to maximize after-tax returns and to minimize business, financial, purchasing power, regulatory and market risks.

  - We will choose our equity investments based on their discount from our appraisal of their corporate intrinsic value, their financial strength, their management, their competitive position, and our assessment of their future earnings potential.

  - We will comply with the Internal Revenue Code diversification standards which require that at least 50% of each portfolio be diversified, even though the Funds are non-diversified under federal securities laws.

  - We will not impose loads, holding periods, exit fees or 12b-1 charges on our investment partners.

  - We will consider closing the Funds to new investors if our size begins to restrict our ability to manage the portfolios or if closing would otherwise benefit existing shareholders.

  - We will discourage short-term speculators and market timers from joining us, the long-term investors in Longleaf.

  - We will continue our efforts to enhance shareholder services.

  - We will communicate with our investment partners as candidly as possible.

PRIMARY INVESTMENT RISKS WHICH APPLY TO ALL FUNDS

MARKET FLUCTUATION. The Funds invest primarily in common stocks, which are equity investments. Investments in equities of any type expose you to risks such as a sudden decline in a company's share price or an overall decline in the stock market. The value of your investment in a Fund fluctuates daily in response to the results of individual companies or with movements in the stock market. Loss of money is, therefore, a risk of investing in the Funds.

PERMANENT LOSS OF CAPITAL. As significant shareholders in the Funds, management at Longleaf defines investment risk as the permanent loss of capital. The Funds are partial owners of companies through holdings of portfolio securities. We attempt to mitigate the risk of permanent capital loss by buying businesses only when they are selling at substantially less than our appraised value and through long holding periods for these securities. Stock price fluctuations, however, present a risk to investors who sell shares during market declines, creating a permanent loss from a paper one. Historically, the ability to hold shares through periods of volatility has protected long-term investors from permanent loss.

BUSINESS OWNERSHIP RISKS. As partial owners of the companies in Longleaf's portfolios, we face four main risks inherent in owning a business. First, the company's operations must be successful. To minimize the business risk, we look for companies with competitive advantages in their markets. Advantages could include dominant market share, lowest cost structure, entrenched brand name, or other similar qualities.

The second risk of owning a company is financial risk. To help ensure that a company can weather economic downturns and take advantage of opportunities, a company's assets and cash flows should amply cover liabilities, annual working capital needs, and necessary capital replacements.

A company's third risk is whether it can control and mitigate cost increases. We prefer to own businesses with strong purchasing power and the ability to pass any cost increases on to customers.

If a regulatory agency can dictate a company's markets and profits, then that business faces a fourth risk to its long-term success. Longleaf is selective in its ownership of businesses with regulatory risk.

NON-DIVERSIFICATION. The Funds are non-diversified under federal securities laws and each Fund invests in a small number of companies. Limiting the number of our holdings focuses on our best investments, enables us to know each in greater detail, and should permit significant gain if the market recognizes a company's true worth.

Each Fund could own as few as twelve securities, but generally will have 20 to 30 companies in its portfolio. At least 50% of each Fund's portfolio must be diversified with a maximum of 5% of a Fund's total assets invested in any security and owning no more than 10% of any company's equity. The remainder of a Fund's portfolio may contain positions which are over 5% of assets and greater than 10% of a company's equity.

We believe this approach maximizes the potential for outperforming the market over the long term. There is a risk, however, that the Funds' share values could fluctuate more than if the portfolios had wider diversification.

LIQUIDITY RISKS. We take relatively large ownership positions in some companies that we find are particularly undervalued. We often own more than 5% of a company's equity securities and may own up to 20% or more of some companies. Depending on market conditions and trading volume, disposing of such holdings could be more difficult than if we owned less of the same companies. Because it may take longer to dispose of a large position once we have decided to sell, we may be more susceptible to price fluctuations.

FOREIGN INVESTMENT RISKS. The Partners, Realty, and Small-Cap Funds may invest up to 30% of assets in foreign securities, and the International Fund may invest all of its assets in foreign securities. Foreign investment risks include international political and economic changes, currency fluctuations, foreign withholding taxes, exchange controls, confiscation risks, foreign governmental restrictions, differences in accounting standards, and more limited availability of public information.

CURRENCY HEDGING RISKS. As part of the investment decision process, we evaluate whether currency hedging for foreign securities would reduce the exposure to foreign currencies. Effectively hedged, a foreign investment should offer the opportunity for capital appreciation regardless of large fluctuations between foreign and U.S. currencies. Not all foreign currencies can be effectively hedged, however, and the costs of hedging may outweigh the benefits. If our hedging strategy does not correlate well with market forces, price volatility of the portfolio could increase. Currency hedging, considered separately, can result in losses but these losses may be offset by gains in the values of the securities hedged.

INVESTMENT OBJECTIVES, PERFORMANCE, FEES, AND EXPENSE INFORMATION

The following sections include specific information on the investment objectives and policies of each Fund, their historical performance, and the expenses of ownership.

The bar charts illustrate risk by showing the variability of Fund returns from year to year. The total returns for the best and worst quarters indicate the short-term risks and rewards of investing in each Fund.

The average annual returns for the cumulative periods ended December 31, 1998 compared with appropriate market indices highlight the benefits of compounding through longer term investing, and illustrate the effects of averaging negative returns in some periods with positive returns in others.

Each Fund's particular investment objective and policies, and the corresponding market conditions, impact performance during the reported periods. Historical returns illustrate how the Funds met the challenges of changing market conditions during prior periods. Past investment performance does not predict future performance and there is no assurance that we will achieve our investment objectives.

LONGLEAF PARTNERS FUND

INITIAL PUBLIC OFFERING -- April 8, 1987.

INVESTMENT OBJECTIVE -- Long-term capital growth.

INVESTMENT POLICY -- The Partners Fund normally invests at least 65% of total assets in the equity securities of a limited number of companies having a market capitalization greater than $1 billion. Most of these securities are listed on the major securities exchanges. Current income is not an objective.

The Fund may invest up to 30% of assets in foreign securities and up to 15% of assets in non-registered securities which may have limited liquidity.

                             PAST FUND PERFORMANCE

                                TOTAL RETURN (%)
(LONGLEAF PARTNERS FUND PAST FUND PERFORMANCE)

Best Quarter in last ten years.        23.73%  -- 1st Quarter of 1991
Worst Quarter in last ten years.     (18.35%) -- 3rd Quarter of 1998

                             LONGLEAF PARTNERS FUND
                             PAST FUND PERFORMANCE

                    AVERAGE ANNUAL TOTAL RETURNS AT 12/31/98

                                            PARTNERS    S&P 500    VALUE LINE
                                              FUND       INDEX       INDEX
                                            --------    -------    ----------
One Year..................................   14.28%     28.59%       (3.79)%
Five Years................................   19.77%     24.05%        8.16%
Ten Years.................................   17.94%     19.19%        6.51%

FUND FEES AND EXPENSES

The following table shows the fees and expenses you would pay to buy and hold shares of the Partners Fund. We do not impose any front-end or deferred sales charges or redemption fees, and the Fund does not have a 12b-1 Plan.

Shareholder Transaction Fees and Expenses (expenses that are
  deducted from Fund assets)................................            None
Annual Fund Operating Expenses --
  (as a percentage of average net assets)
    Management Fees.........................................           0.78%
    12b-1 Fees..............................................            None
    Other Expenses..........................................           0.15%
        Administration......................................  0.10%
        Transfer Agent......................................  0.02%
        Other Operating Expenses............................  0.03%
                                                              -----
Total Fund Operating Expenses...............................           0.93%
                                                                       -----

EXAMPLE OF FUND EXPENSES. This example will help you compare the cost of investing in the Partners Fund with other mutual funds. The table shows what you would pay in expenses over time, whether or not you sold your shares at the end of each period. The example assumes a $10,000 investment, a 5% total return each year, and no changes in expenses. This information is for comparison purposes only and does not represent the Fund's actual returns or expenses, which may be higher or lower.

1 YEAR   3 YEARS   5 YEARS   10 YEARS
-------  -------   -------   --------
 $98      $305      $529      $1,174

LONGLEAF PARTNERS INTERNATIONAL FUND

INITIAL PUBLIC OFFERING -- October 26, 1998

INVESTMENT OBJECTIVE -- Long-term capital growth through investment primarily in the equity securities of international or foreign issuers.

INVESTMENT POLICY -- The International Fund normally invests at least 65% of total assets in the equity securities of international issuers domiciled or operating primarily in at least three countries other than the United States.

NO COUNTRY LIMITATIONS. The Fund does not limit the percentage of assets which may be invested in any particular geographic region or country. The majority of investments generally are in companies located in Canada, Australia, and in the developed countries of Europe, the Far East, and Latin America. We may also invest a significant portion of assets in a single country, such as Japan, and may invest in other countries, both developed and emerging.

If investments meeting the Fund's criteria are not available, or when market or economic conditions so indicate, we may invest the Fund's assets temporarily in obligations of the U.S. government and its instrumentalities, or in other domestic or foreign money market instruments.

                    SPECIFIC RISKS OF INVESTING IN THIS FUND

The International Fund is designed for long-term investors who can accept international investment risk, including currency, political, economic, regulatory, and international market risks. Although world economies are increasingly integrated, market valuations vary with each country's economic conditions. These movements in different securities markets and, to the extent not hedged, movements in foreign currencies where the Fund has exposure will affect the Fund's price per share and returns.

                      LONGLEAF PARTNERS INTERNATIONAL FUND
                             PAST FUND PERFORMANCE

The International Fund began offering its shares to the public on October 26, 1998. Because it has less than one full year of operations on the effective date of this Prospectus, there is no bar chart showing annual returns or table showing average annual returns.

FUND FEES AND EXPENSES

The following table shows the fees and expenses you would pay to buy and hold shares of the International Fund. We do not impose any front-end or deferred sales charges or redemption fees, and the Fund does not have a 12b-1 Plan.

Shareholder Transaction Fees and Expenses (expenses that are
  deducted from Fund assets)................................            None
Annual Fund Operating Expenses --
  (as a percentage of average net assets)
    Management Fees.........................................           1.50%
    12b-1 Fees..............................................            None
    Other Expenses..........................................           1.15%
        Administration......................................  0.10%
        Transfer Agent......................................  0.02%
        Other Operating Expenses............................  1.03%
                                                              -----
Total Fund Operating Expenses...............................           2.65%
                                                                       -----
    Expense Limitation Reimbursement*.......................           0.90%
    Net Expenses............................................           1.75%
                                                                       -----

* The Fund has a contractual expense limitation of 1.75% of average net assets per annum, excluding interest, taxes, brokerage commissions and extraordinary expenses, which cannot be amended without shareholder approval.

EXAMPLE OF FUND EXPENSES. This example will help you compare the cost of investing in the International Fund with other mutual funds. The table shows what you would pay in expenses over time, whether or not you sold your shares at the end of each period. The example assumes a $10,000 investment, a 5% total return each year, and no changes in expenses. This information is for comparison purposes only and does not represent the Fund's actual returns or expenses, which may be higher or lower.

1 YEAR   3 YEARS
-------  -------
 $184     $569

LONGLEAF PARTNERS REALTY FUND

DATE OF INITIAL PUBLIC OFFERING -- January 2, 1996

INVESTMENT OBJECTIVE -- Maximum total return over the long term through investment primarily in the equity securities of a limited number of real estate oriented companies.

INVESTMENT POLICY. The Realty Fund normally invests at least 65% of total assets in the equity securities of companies in the real estate industry or related industries, or in companies with significant real estate assets. For example, the Fund may invest in manufacturers and distributors of construction and building materials and equipment, institutions financing real estate, hotel management companies, retail chains, railroads, and in lumber, paper, forest product, timber, oil, mining, and natural resource companies. The Fund also invests in real estate investment trusts (REIT's) and may invest in a few non-real estate oriented companies. We may also invest up to 30% of assets in foreign securities and up to 15% of assets in non-registered securities which may have limited liquidity.

                    SPECIFIC RISKS OF INVESTING IN THIS FUND

The Realty Fund may face some of the risks normally associated with direct ownership of real estate through its holdings of companies which own real estate. These risks include fluctuations in mortgage interest rates, accounting and tax law changes in depreciation deductions and other financial reporting requirements affecting real estate, and limited liquidity of undeveloped land. The Realty Fund's price fluctuations could differ from those of mutual funds that invest in other industries.

                             PAST FUND PERFORMANCE

                                TOTAL RETURN (%)
(LONGLEAF PARTNERS REALTY FUND PAST FUND PERFORMANCE)

Best Quarter since inception.        14.94%  -- 3rd Quarter of 1997
Worst Quarter since inception.     (17.65%) -- 3rd Quarter of 1998

                         LONGLEAF PARTNERS REALTY FUND
                             PAST FUND PERFORMANCE

                    AVERAGE ANNUAL TOTAL RETURNS AT 12/31/98

                                                         WILSHIRE
                                                        REAL ESTATE
                                             REALTY     SECURITIES     NAREIT
                                              FUND         INDEX       INDEX
                                             -------    -----------    ------
One Year...................................   (12.98)%     (17.42)%    (18.82)%
Since Initial Public Offering (January 2,
  1996)....................................    16.69%       10.70%       9.42%

FUND FEES AND EXPENSES

The following table shows the fees and expenses you would pay to buy and hold shares of the Realty Fund. We do not impose any front-end or deferred sales charges or redemption fees, and the Fund does not have a 12b-1 Plan.

Shareholder Transaction Fees and Expenses (fees paid
  directly from your investment)............................             None
Annual Fund Operating Expenses --
  (as a percentage of average net assets)
    Management Fees.........................................            1.00%
    12b-1 Fees..............................................             None
    Other Expenses..........................................            0.17%
        Administration......................................  0.10%
        Transfer Agent......................................  0.02%
        Other Operating Expenses............................  0.05%
                                                              -----
Total Fund Operating Expenses...............................            1.17%
                                                                       ------

EXAMPLE OF FUND EXPENSES. This example will help you compare the cost of investing in the Realty Fund with other mutual funds. The table shows what you would pay in expenses over time, whether or not you sold your shares at the end of each period. The example assumes a $10,000 investment, a 5% total return each year, and no changes in expenses. This information is for comparison purposes only and does not represent the Fund's actual returns or expenses, which may be higher or lower.

1 YEAR   3 YEARS   5 YEARS   10 YEARS
-------  -------   -------   --------
$123      $383      $662      $1,459

LONGLEAF PARTNERS SMALL-CAP FUND

INITIAL PUBLIC OFFERING -- February 21, 1989 (Closed to new investors)

INVESTMENT OBJECTIVE -- Long-term capital growth.

INVESTMENT POLICY -- The Small-Cap Fund normally invests at least 65% of total assets in the equity securities of a limited number of companies whose market capitalization is within the range of companies in the Russell 2000 Index. The capitalization range of this index at March 31, 1999 was as follows:

       Largest Market Cap (000)                                $6,579,999
       Average Market Cap (000)                                 $ 424,624
       Smallest Market Cap (000)                               $    1,077

Some small-cap securities may be traded in the "over-the-counter" market, the market for securities not listed on a stock exchange. The Fund may also invest in a limited number of larger companies. Current income is not an objective.

We may also invest up to 30% of assets in foreign securities and up to 15% of assets in non-registered securities which may have limited liquidity.

                    SPECIFIC RISKS OF INVESTING IN THIS FUND

Smaller companies have more limited product lines, markets, and financial resources than larger companies. Their securities may trade less frequently and in more limited volume than those of larger companies. As a result, small-cap stocks may be more volatile than those of larger companies and, where trading volume is limited, our ability to dispose of such securities may be more limited.

                             PAST FUND PERFORMANCE

                                TOTAL RETURN (%)
(LONGLEAF PARTNERS SMALL-CAP FUND PAST FUND PERFORMANCE)

* Initial public offering on 2/21/89 through 12/31/89

Best Quarter since inception.        19.34%  -- 1st Quarter of 1991
Worst Quarter since inception.     (20.21%) -- 3rd Quarter of 1990

                        LONGLEAF PARTNERS SMALL-CAP FUND
                             PAST FUND PERFORMANCE

                    AVERAGE ANNUAL TOTAL RETURNS AT 12/31/98

                                                          RUSSELL
                                             SMALL-CAP     2000      VALUE LINE
                                               FUND        INDEX       INDEX
                                             ---------    -------    ----------
One Year...................................   12.71%       (2.55)%     (3.79)%
Five Years.................................   18.49%       11.87%       8.16%
Since Initial Public Offering (February 21,
  1989)....................................   12.56%       12.38%       5.97%

FUND FEES AND EXPENSES

The following table shows the fees and expenses you would pay to buy and hold shares of the Small-Cap Fund. We do not impose any front-end or deferred sales charges or redemption fees, and the Fund does not have a 12b-1 Plan.

Shareholder Transaction Fees and Expenses (fees paid
  directly from your investment)............................            None
Annual Fund Operating Expenses --
  (as a percentage of average net assets)
    Management Fees.........................................           0.84%
    12b-1 Fees..............................................            None
    Other Expenses..........................................           0.17%
        Administration......................................  0.10%
        Transfer Agent......................................  0.02%
        Other Operating Expenses............................  0.05%
                                                              -----
Total Fund Operating Expenses...............................           1.01%
                                                                       -----

EXAMPLE OF FUND EXPENSES. This example will help you compare the cost of investing in the Small-Cap Fund with other mutual funds. The table shows what you would pay in expenses over time, whether or not you sold your shares at the end of each period. The example assumes a $10,000 investment, a 5% total return each year, and no changes in expenses. This information is for comparison purposes only and does not represent the Fund's actual returns or expenses, which may be higher or lower.

1 YEAR   3 YEARS   5 YEARS   10 YEARS
-------  -------   -------   --------
$106      $331      $574      $1,270

                 DISCUSSION OF PRINCIPAL INVESTMENT STRATEGIES
                               AND RELATED RISKS

ADDITIONAL INFORMATION ON TYPES OF INVESTMENTS

INTERNATIONAL FUND. In selecting investments for the International Fund, we define a company as international if it is organized or headquartered outside the U.S. An issuer organized or headquartered in the U.S. also qualifies as international if at least 50% of its assets are outside the U.S. or 50% of its gross income is from non-U.S. sources.

The Fund normally will be substantially invested in equity securities of international companies. We may also invest in U.S. or foreign closed-end investment companies which invest internationally when direct investments in the foreign region would be difficult or less liquid. The Fund may invest up to 15% of assets in non-registered securities which may have limited liquidity, and may also invest in foreign governmental and commercial bonds, and in other foreign money market instruments when appropriate.

REALTY FUND. In selecting investments for the Realty Fund, a company qualifies as real estate oriented if it meets one of the following tests:

1. Revenues and Net Profits. At least 50% of gross revenues or net profits are derived from (i) construction, ownership, management, operation, financing, sales, or development of real estate; (ii) extraction of timber or minerals from real estate owned or leased as either a lessor or lessee under a lease granting the designated development or extraction rights; or (iii) other businesses clearly related to the above functions or to manufacturing appurtenances to real estate; or

2. Valuation of Assets. At least 50% of the company's appraised value, determined by our established procedures, is based on one or more of the following: (i) real estate owned or leased by the company either as lessor or lessee; (ii) timber or materials on such real estate; or (iii) the value of the stream of fees or revenues derived from the management or operation of real estate or rights to extract timber or minerals.

HOW WE ACHIEVE OUR INVESTMENT OBJECTIVES

DETERMINING BUSINESS OR INTRINSIC VALUE. A company's market price must be 60% or less of our appraisal to qualify for investment. Our research team appraises businesses by studying publicly available financial statements and talking with corporate management.

We use two primary methods of appraisal. The first assesses the company's current liquidation value based on corporate assets and liabilities. The second method determines the company's operating value based on its ability to generate free cash flow after required capital expenditures and working capital needs. We calculate the present value of the projected cash flows plus a terminal value, using a conservative discount rate. Our appraisals should represent the price which buyers and sellers would negotiate in an arms length transaction. We then check our appraisals against our data bank of comparable business sales.

OTHER INVESTMENT CRITERIA. We also look for the following when selecting investments:

  - EFFECTIVE MANAGEMENT. Management's actions often determine whether a business's value grows and its stock price reflects that business value. We meet with corporate managers and research their history to assess both their operating and capital allocation capabilities. To align our interests with management, we prefer managers who own a significant amount of their company's stock and whose compensation is tied to building corporate value.

  - FINANCIAL STRENGTH. Financial strength helps protect a company during slow economic times and enables a business to seize opportunities when they arise. Strength implies low debt levels, limited liabilities, and the ability to generate free cash flow from operations.

  - EARNINGS IMPROVEMENT. A company should grow cash earnings and earn an adequate return on its capital over three to five years.

Although a company may not meet all the above criteria, we must be convinced that significant unrealized value is present before making an investment.

ALLOCATION OF INVESTMENT IDEAS. When a company meets our criteria, we allocate the stock to the Funds whose investment objectives and policies most closely parallel the business. More than one Fund may own a single security. For example, a large-cap real estate company might appear in both the Realty and Partners Funds. If the same company were based overseas, the International Fund might also own it. The Small-Cap Fund may purchase a few large-cap companies also held by one or more of the other Funds. If the Fund most closely aligned with a security is fully invested or otherwise unable to buy a position, another of the Funds might purchase that security.

HOW COMPANIES REACH INTRINSIC VALUE. We generally sell a holding when its market price reaches our appraisal. Undervalued businesses may reach their intrinsic worth in several ways.

- MARKET REALIZATION. Over time the market may recognize the business's true value. As companies with strong management and true earnings power report better earnings, the market should bid up the price of the stock;

- MERGERS AND ACQUISITIONS. Undervalued companies often attract acquirors or large owners may seek a buyer. In addition, the company's management may take the company private;

- LIQUIDATIONS. A company may partially liquidate its assets or operations through spin-offs of subsidiaries or sales of a portion of the business. On occasion, a company may elect to liquidate completely; and

- SHARE REPURCHASE PROGRAMS. When a company's stock is undervalued, repurchasing outstanding shares can enhance shareholder values. If repurchasing shares is the capital allocation choice with the highest return, management can grow the value of the business and shrink the number of owners sharing the returns.

PORTFOLIO TURNOVER. Our time horizon when purchasing a company is five years. Generally, we will hold the stock as long as

   (i) A margin of safety exists between price and value and we remain confident in management's ability to create additional value; and

   (ii) No significantly better investments are available.

The Funds' portfolio turnover is generally less than 50%. There are no limits on portfolio turnover, however, and we may sell portfolio holdings whenever we believe that sales would benefit shareholders.

OTHER INVESTMENTS. All Funds may invest a portion of assets in cash equivalents and a wide variety of securities other than common stock, including preferred stock, debt securities, warrants, puts, calls, options, financial futures, and combinations of these instruments.

CASH RESERVES. Generally, cash reserves and money market instruments do not exceed 15% of net assets. If, however, we have difficulty finding enough undervalued equity securities or if market conditions are otherwise unfavorable, we may invest any portion of assets in money market instruments. Holding cash reserves can penalize short-term performance in rising markets, but during market declines cash allows us to purchase securities at discounted prices. Generally, we would hold cash in excess of 15% of total assets only in periods when equity valuations are high. When cash has previously approached such levels, we closed the affected funds to new investors. We would not allow cash reserves to exceed 35% of total assets expect for temporary, defensive positions.

OTHER RISKS OF INVESTING WHICH APPLY TO ALL FUNDS

The primary risks of investing in the Longleaf Partners Funds appear on pages 5-6 of this Prospectus. Those risks include general market conditions, business ownership, non-diversification, possible limited liquidity, foreign market, and currency hedging risks. Other risks include the following:

RISKS OF PUTS, CALLS, OPTIONS, AND FINANCIAL FUTURES. The Funds may invest selectively in a wide variety of put and call options, financial futures, swaps, combinations of these techniques, and in other similar financial instruments for hedging purposes and as an alternative to owning the underlying security. When used in conjunction with each other, these techniques can reduce market risks. If used separately as independent investments, these instruments have risks. Gains on investments in options and futures depend on correctly predicting the direction of stock prices, interest rates, and other economic factors. If a Fund were not able to close out its position, a significant loss could occur.

INVESTMENTS IN RESTRICTED AND ILLIQUID SECURITIES. Each Fund may invest up to 15% of its net assets in unregistered or not readily marketable securities. Restricted or non-registered securities may be sold only in privately negotiated transactions or in limited amounts under other exemptions. A Fund might have to pay the registration expenses in order to sell such a position. When the securities are not saleable, adverse market conditions could lower the eventual sale price.

FIXED INCOME SECURITIES. The Funds may invest up to 15% of assets in both investment and non-investment grade bonds. High yield securities or non-investment grade bonds are more risky than investment grade securities. They may be less sensitive to interest rate changes, but may be more sensitive to economic downturns or adverse corporate developments.

YEAR 2000 COMPUTER READINESS. The "Y2K" issue has been receiving increased public attention. Many computer programs use two digits instead of four to designate a year; two digit systems may read the start of the next century as 1900 instead of 2000. This simple problem could have widespread consequences if not corrected. A computer system with an inaccurate date may not operate properly or could make incorrect calculations.

At Longleaf we are taking steps to ensure that our fellow shareholders receive the same level of service on January 1, 2000, that they had the previous day. We are also seeking assurances from managements of our portfolio companies that proper steps are being taken so that their operations will be Y2K compliant. We factor their answers into our appraisals of their businesses.

According to our vendors, mission critical systems at Southeastern Asset Management are already Y2K ready, which means that they will correctly recognize dates after December 31, 1999. Longleaf also relies on outside vendors for functions such as custody, transfer agency, and trading. We are monitoring our mission critical vendors' Y2K readiness. Each has provided a plan for compliance. All appear on track. Our objective is to identify those vendors unable to modify their systems prior to 2000, and put contingency plans in place until those systems are working properly.

We will be testing during 1999, and forming contingency plans to address other unexpected service problems. There can be no assurance that these efforts will be sufficient. It has been reported that foreign institutions have made less progress in addressing the Y2K issue than major U.S. entities, in part because of the need to prepare for the earlier conversion to Euro denominated currency. To the extent that domestic or foreign institutions do not adequately address the Y2K issue on a timely basis, there could be adverse effects on shareholder servicing or other operations, pricing, trading of portfolio securities in domestic and foreign markets, and the operations of companies in which the Funds are invested.

                    PORTFOLIO MANAGEMENT AND FUND OPERATIONS

INVESTMENT ADVISER. Southeastern Asset Management, Inc. ("Southeastern") is the Funds' investment adviser. Formed in 1975, the firm has 24 years of experience managing private securities portfolios for institutional investors and individuals. Longleaf Partners Fund, the firm's first investment company, began operations in 1987. Located at 6410 Poplar Ave., Suite 900, Memphis, Tennessee, Southeastern now manages more than $13 billion in private account and mutual fund assets.

CODE OF ETHICS. To align our interests with those of shareholders and prevent conflicts of interest, we have adopted a Code of Ethics which requires all employees to limit their investments in publicly offered equity securities to shares of the Longleaf Partners Funds unless granted prior clearance for other personal securities transactions. All employees must report their personal securities transactions at the end of each quarter. Any material violation of the Code of Ethics is reported to the Board of the Funds. The Board also reviews the administration of the Code of Ethics on an annual basis.

The independent Trustees of the Funds must also obtain clearance before making personal securities investments to avoid conflicts of interest. They have adopted a policy requiring each independent Trustee to invest in the Funds an amount at least equal to their Trustees' fees.

MANAGEMENT SERVICES. Southeastern manages the securities portfolios of the four Longleaf Partners Funds under an Investment Counsel Agreement initially effective in 1987. Southeastern also serves as Fund Administrator and provides administrative, business, legal and compliance services. The Funds pay all direct expenses of operations, such as professional fees of outside lawyers and accounting firms, registration fees, trade association dues, insurance premiums, and costs of outside pricing services. The Funds also reimburse Southeastern for the costs of computer programs dedicated to Fund operations and a portion of the compensation of the Funds' treasurer.

ADVISORY AND ADMINISTRATION FEES. The Funds pay Southeastern the following annual fees as a percentage of average net assets for the services rendered:

                          INVESTMENT COUNSEL FEE
                       -----------------------------
                                             ACTUAL     ADMINISTRATION
                          STATED FEE        1998 FEE         FEE
                       -----------------    --------    --------------
Partners Fund          1.00% on first
                       $400 million in
                       average net
                       assets; 0.75% on
                       balance               0.78%           0.10%
International Fund     1.50% on average
                       net assets            0.60%*          0.10%
Realty Fund            1.00% on average
                       net assets            1.00%           0.10%
Small-Cap Fund         1.00% on first
                       $400 million in
                       average net
                       assets; 0.75% on
                       balance               0.84%           0.10%

* Reflects fee reduction of 0.90% as the result of contractual expense limitation.

All of the Funds have a contractual expense limitation included in their investment counsel agreements with Southeastern, requiring Southeastern to reduce its fees to the extent necessary to limit normal annual operating expenses to a stated percentage of average net assets per annum, excluding interest, taxes, brokerage commissions, and extraordinary expenses. The investment counsel and fund administration fees are included in normal operating expenses in making the calculation. Shareholder approval is required to amend or remove these expense limitations. The expense limitation for the Partners, Realty, and Small-Cap Funds is 1.5% of average net assets annually; the expense limitation for the International Fund is 1.75% of average net assets annually.

PORTFOLIO MANAGERS. Collectively, the following individuals have shared responsibility for investment management decisions of the specified Funds' portfolios. Background information on each appears on pages 23 and 24.

                                       FUND PORTFOLIO
         NAME AND TITLE                RESPONSIBILITY          FUNDS
--------------------------------    --------------------    ------------
O. Mason Hawkins
  Chairman of the Board and
  C.E.O. of Southeastern and the
  Funds                             Co-Portfolio Manager        All
G. Staley Cates
  President of Southeastern and
  Vice President -- Investments
  of the Funds                      Co-Portfolio Manager        All
John B. Buford
  Vice President of Southeastern                            Partners and
  and Vice President --                                      Small-Cap
  Investments of the Funds          Co-Portfolio Manager       Funds
C. T. Fitzpatrick
  Vice President of Southeastern
  and Vice President --
  Investments of the Funds          Co-Portfolio Manager    Realty Fund
E. Andrew McDermott, III
  Vice President of Southeastern
  and Vice President --             Assistant Portfolio     International
  Investments of the Funds                Manager               Fund

FUND OPERATIONS. Each Fund has a separate Board of Trustees which oversees all operations of the particular Fund. The same Trustees serve all of the Funds. A majority of the Trustees are independent and not affiliated with Southeastern. Each Board of Trustees elects officers of the Funds who are also officers or employees of Southeastern. The business and administrative operations of each Fund are performed by the officers and employees of Southeastern under its operating agreements with the Funds.

                               BOARD OF TRUSTEES

O. MASON HAWKINS*, CFA, Chairman of the Board and Chief Executive Officer; Co-Portfolio Manager.

Founder and Director, Southeastern Asset Management, Inc. (since 1975); Director of Research, First Tennessee Investment Management Company, Memphis, TN (1974-
1975); Director of Research, Atlantic National Bank, Jacksonville, FL (1972-1974); Director, Mid-America Apartment Communities, Inc. (since 1993).

Education: B.S.B.A., Finance, University of Florida, 1970; M.B.A., University of Georgia, 1971.

W. REID SANDERS*, Trustee and President.

Founder and Director, Southeastern Asset Management, Inc. (since 1975); Investment Officer, First Tennessee Investment Management Company, Memphis, TN (1973-1975); Credit Analyst and Commercial Lending Official, Union Planters National Bank, Memphis, TN (1972-1973).

Education: B.A., Economics, University of Virginia, 1971.

CHADWICK H. CARPENTER, JR., Trustee.

Private investor and consultant to several software startups. Currently a board member of Indus River Networks and Call Technologies, which are developing products for virtual private networks and telephony respectively. Previously spent 14 years in senior executive officer positions at Progress Software Corporation (a leading provider of software products used by developers to build and deploy commercial applications worldwide). Prior to 1983, Manager of MIMS Systems Operation, General Electric Information Services Company; Senior Consultant, Touche Ross & Company.

Education: B.S., Electrical Engineering, Massachusetts Institute of Technology, 1971; M.S., Electrical Engineering, Massachusetts Institute of Technology, 1972.

DANIEL W. CONNELL, JR., Trustee.

Senior Vice President -- Marketing, Jacksonville Jaguars, Ltd., Jacksonville, FL (since 1994) (National Football League franchise); Executive Vice
President -- Corporate Banking Group and other officer positions, First Union National Bank of Florida, Jacksonville, FL (1970-94); Chairman, Jacksonville Chamber of Commerce (1997); Commissioner, Jacksonville Economic Development Commission; Advisory Director, First Union National Bank of Florida.

Education: B.S.B.A., University of Florida, 1970.

STEVEN N. MELNYK, Trustee.

Private investor and consultant. Chairman of the Executive Committee and President, Riverside Golf Group, Inc., (1987-97), Jacksonville, FL (a corporation engaged in the design, construction and operation through ownership of golf courses throughout the southeastern US); Golf commentator and sports marketing executive, ABC Sports (since 1991) and CBS Sports (1982-1991); Founding director and former Chairman, First Coast Community Bank, Fernandina Beach, FL; Winner of U.S. Amateur Championship, 1969, and British Amateur Championship, 1971.

Education: B.S.B.A., Industrial Management, University of Florida, 1969.

C. BARHAM RAY, Trustee.

Chairman of the Board and Secretary, SSM Corporation, Memphis, TN (since 1974) (a venture capital investor); Director, Financial Federal Savings Bank, Memphis, TN.

Education: B.A., Vanderbilt University, 1968; M.B.A., University of Virginia, 1973.

---------------
* Mr. Hawkins and Mr. Sanders are employed by the Investment Counsel and each is deemed to be a Trustee who is an "interested person", as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940. Mr. Carpenter serves as Chairman of the Audit Committee, which is composed of all Trustees who are not affiliated with Southeastern.

                            OTHER EXECUTIVE OFFICERS

INVESTMENT MANAGEMENT

G. STALEY CATES, CFA, Co-Portfolio Manager; Vice President -- Investments.

Professional Experience:  President, Southeastern Asset Management, Inc. (since
1994); Vice President, Southeastern Asset Management, Inc. (1986-1994).

Education:  B.B.A., Finance, University of Texas, 1986.

JOHN B. BUFORD, CFA, Co-Portfolio Manager, Longleaf Partners Fund and Longleaf Partners Small-Cap Fund; Vice President -- Investments.

Professional Experience:  Southeastern Asset Management, Inc. (since 1990).

Education:  B.B.A., Finance, University of Texas, 1985.

C. T. FITZPATRICK, III, CFA, Co-Portfolio Manager of Longleaf Partners Realty Fund; Vice President -- Investments.

Professional Experience: Vice President, Southeastern Asset Management, Inc. (since 1990).

Education: B.A., Corporate Finance, University of Alabama, 1986; MBA, Finance, Vanderbilt University, 1990.

E. ANDREW MCDERMOTT, III, Assistant Portfolio Manager of Longleaf Partners International Fund; Vice President -- Investments

Professional Experience: Southeastern Asset Management, Inc. (since 1998); J.P. Morgan & Co., San Francisco, Hong Kong, and Singapore; Associate and Analyst (1994-1998); NEC Logistics, Tokyo (1992-1994).

Education:  B.A., Princeton University, 1992.

FRANK N. STANLEY, III, CFA, Vice President -- Investments.

Professional Experience: Vice President, Southeastern Asset Management, Inc. (since 1984).

Education: B.S., Management, Georgia Institute of Technology, 1964; Graduate study, Emory University, 1965; M.B.A., Marketing, University of Florida, 1970.

FUND OPERATIONS

CHARLES D. REAVES, Executive Vice-President.

Professional Experience: Vice President and General Counsel, Southeastern Asset Management, Inc. (since 1988). Director, ICI Mutual Insurance Company (since
1998).

Education: B.A. (Magna Cum Laude) Furman University, 1956; J.D., University of Alabama, 1961; L.L.M. (Taxation), Georgetown University Law Center, 1966; M.B.A., Emory University, 1981.

JULIE M. DOUGLAS, CPA, Executive Vice President -- Operations & Treasurer.

Professional Experience:  Southeastern Asset Management, Inc. (since 1989).

Education:  B.S., Accounting, Pennsylvania State University, 1984.

ANDREW R. MCCARROLL, Vice President and Assistant General Counsel.

Professional Experience: Southeastern Asset Management, Inc. (since 1998); Farris, Warfield & Kanaday (law firm), Nashville, TN (1996-1998).

Education: Vanderbilt University, B.A., 1990; J.D., 1996; The University of Chicago, M.A., 1993.

MARKETING AND ADMINISTRATION

LEE B. HARPER, Executive Vice President -- Marketing.

Professional Experience:  Southeastern Asset Management, Inc. (since 1993).

Education:  B.A., University of Virginia, 1985; M.B.A., Harvard University,
1989.

RANDY D. HOLT, CPA, Vice President -- Secretary.

Professional Experience: Vice President and Secretary, Southeastern Asset Management, Inc. (since 1994); Secretary/Treasurer (1985-1994); Ott, Baxter, Holt (1983-1985); A.M. Pullen & Co. (1982-1983); Harry M. Jay & Associates (1978-1982).

Education:  B.S., Accounting, University of Tennessee, 1976.

                               SHAREHOLDER MANUAL

GENERAL INFORMATION

FUNDS OPEN TO NEW SHAREHOLDERS. The Partners Fund, International Fund and Realty Fund are open to new shareholders. The Small-Cap Fund is closed to new shareholders unless you meet one of the exceptions outlined on page 28.

MINIMUM INITIAL INVESTMENT. Our minimum initial investment for each Fund is $10,000. Exceptions to the investment minimum are outlined on page 27. There is no minimum amount required for subsequent investments. All purchases are subject to acceptance, and we may reject purchases to protect our other shareholders.

TRANSFER AGENT. Our transfer agent, National Financial Data Services (NFDS), in Kansas City, Missouri, handles all shareholder purchases, redemptions and account changes. Please direct your requests and questions about your account directly to NFDS at (800) 445-9469. SOUTHEASTERN ASSET MANAGEMENT DOES NOT PROCESS ACCOUNT ACTIVITY AND WILL FORWARD ANY CORRESPONDENCE RECEIVED IN MEMPHIS TO NFDS IN KANSAS CITY. NFDS will process your request when it is received in Kansas City.

HOW TO OPEN A NEW ACCOUNT

BY CHECK. To open a new account, please complete and sign the application and return it with a check for your initial investment. Your check should be made payable to "Longleaf Partners Funds". The Funds DO NOT ACCEPT THIRD PARTY CHECKS that have been endorsed over to them. You must indicate on your account application the amount of your investment in each Fund. You may return your application and check in our business reply envelope or mail them to:

                            Longleaf Partners Funds
                                P. O. Box 419929
                           Kansas City, MO 64141-6929

Overnight air courier deliveries should be sent to:

                            Longleaf Partners Funds
                         330 West 9th Street, 5th Floor
                             Kansas City, MO 64105
                                 (800) 445-9469

BY WIRE. Call our transfer agent at (800) 445-9469 to establish a new account. You should be prepared to provide all of the information that is required on the account application. You will be assigned an account number by one of our account representatives. Using your new account number, you should instruct your bank to wire funds as follows:

                  State Street Bank, Boston, MA
                  ABA # 011000028
                  A/C # 9905-023-9
                  Specify Longleaf Partners Funds # _______
                       # 133 Longleaf Partners Fund
                       # 136 Longleaf Partners International Fund
                       # 135 Longleaf Partners Realty Fund
                       # 134 Longleaf Partners Small-Cap Fund
                  Your account number and your name

You will receive the current day's closing price if the Funds receive your wire transfer prior to the close of the New York Stock Exchange, usually at 4:00 p.m. Eastern Time. Your investment will be made at the following business day's closing price if your wire is received after the close of the Exchange. You should initiate wire transfers as early in the day as possible to assure receipt before the close of the Exchange. You must send a signed application to the Fund. No redemptions can be paid until the Funds receive your completed application.

INDIVIDUAL RETIREMENT ACCOUNTS. Please request an IRA Application Kit to open a Traditional IRA, Roth IRA or SEP. The kit contains an explanation of tax considerations, information on the trustee, State Street Bank, and instructions for opening your retirement account. Your minimum initial investment of $10,000 must be satisfied primarily by transferring funds from an existing IRA or qualified retirement plan. State Street Bank charges an initial set-up fee of $15 and a $10 annual maintenance fee.

ADDITIONAL INVESTMENTS

BY MAIL. You may make additional investments into your existing account by sending a check and the remittance stub from your account statement to our transfer agent, NFDS. You must designate on your remittance stub the particular Fund(s) in which you are investing to ensure that your investment is processed correctly.

BY WIRE TRANSFER. You may send additional investments through a wire transfer by following the wire instructions shown above. These wire instructions are also shown on the reverse side of your account statement.

BY TELEPHONE AND ELECTRONIC TRANSFER. If you have established an electronic transfer privilege on your account application, you may purchase shares of the Funds by calling the transfer agent at (800) 445-9469 to initiate an electronic transfer from your bank account. You cannot open a new account by electronic transfer. Your purchase price will be the net asset value computed on the next business day following your telephone purchase request. TELEPHONE PURCHASES CANNOT BE USED TO MAKE AN INVESTMENT ON THE DAY YOUR CALL IS PLACED.

BY AUTOMATIC MONTHLY INVESTMENT. You may establish an automatic monthly investment of $100 or more on your account by completing the ACH selection on your account application or by sending written instructions to our transfer agent. You must include a voided check with your request for the automatic monthly investment. The Longleaf Partners Funds do not charge any fees for the Automatic Monthly Investment Plan. You should consult your banking institution about any service fees that they may charge. Transfers will occur on the business day on or about the 21st of each month. You must send written instructions to our transfer agent if you would like to change or cancel your automatic monthly investment plan.

CERTIFICATES. If you would like to receive stock certificates for your investments, you must send a written request to our transfer agent. Your certificates will not be issued until 15 days after your purchase unless the shares are purchased with wired funds. You cannot redeem those shares until the certificates have been returned to our transfer agent. If you lose your certificates, you may incur a cost to replace them.

RETURNED CHECKS OR REJECTED TRANSFERS. You are responsible for any expenses or losses incurred by the Funds if your check is returned or your telephone order is rejected by your bank because of insufficient funds or a stop payment request. These expenses and losses include additional custodial and transfer agent fees as well as any loss on the shares purchased for your account upon their cancellation. If you are an existing shareholder, the Funds may collect losses by redeeming the necessary amount from your account.

EXCEPTIONS TO INVESTMENT MINIMUM AND CLOSED FUNDS

$10,000 INVESTMENT MINIMUM. The following investors may open a new account with an initial investment that is less than $10,000.

(1) Family members of shareholders who have at least $250,000 invested in one of the Longleaf Partners Funds may open an account with $5,000 in the same Fund.

(2) Persons who are employed by or are participants in institutional accounts of at least $2,000,000 in one of the Funds or in an account managed by Southeastern may invest $5,000 in any of the open funds.

(3) Employees of Southeastern Asset Management and their family members may open new accounts with a $1,000 initial investment.

SMALL-CAP FUND. The following investors may open new accounts in the Small-Cap Fund.

(1) Current shareholders of the Small-Cap Fund whose accounts were opened prior to July 31, 1997 and their immediate family members.

(2) Current investors who had an account balance of at least $250,000 in one of the other Longleaf Partners Funds on July 31,1997.

(3) Clients of financial advisors and consultants having clients invested in the Small-Cap Fund on July 31, 1997.

(4) Institutions, and their affiliates, who have an investment advisory relationship with Southeastern Asset Management, Inc. of at least $2,000,000 on July 31, 1997.

(5) Employees of Southeastern Asset Management and their family members.

Please note that if you redeem your Small-Cap Fund account below the minimum initial investment amount of $10,000, you will not be allowed to make further investments until the Fund reopens.

PRIOR APPROVAL FOR EXCEPTIONS. Approval for one of the above exceptions must be obtained by calling Southeastern Asset Management at (901) 761-2474 prior to making your investment.

HOW TO REDEEM SHARES

You may withdraw any portion of your account in a share or dollar amount at any time. We will send your redemption proceeds within one week of receipt of your redemption request in good order. We must have received a completed and signed account application or W-9 form before releasing your redemption.

REDEMPTIONS BY TELEPHONE. Investors who have established telephone redemption privileges may redeem up to $100,000 over the telephone. Telephone redemptions may not be used for IRA accounts. Proceeds of telephone redemptions can be sent only to the address of record on the account or wired in accordance with prior bank instructions on your account. If you call before the close of the New York Stock Exchange, usually 4:00 p.m. Eastern Time, you will receive that day's closing price. Redemption requests made after the close of the Exchange will receive the next day's closing price. A telephone redemption request cannot be changed or cancelled after the transfer agent has begun processing.

The transfer agent employs reasonable procedures to confirm that instructions received by telephone are genuine. When these procedures are followed, the Funds and the transfer agent are not liable for losses caused by such instructions. The Fund reserves the right to revise or terminate the telephone redemption privilege at any time.

REDEMPTIONS BY LETTER. The following information must be included in a redemption request made by letter:

  - Your account number and Fund name -- Longleaf Partners Fund (#133); Longleaf Partners International Fund (#136); Longleaf Partners Realty Fund (#135); Longleaf Partners Small-Cap Fund (#134);

  - The amount of the redemption specified in either dollars or shares;

  - The signatures of all owners, exactly as they are registered on the account;

  - Medallion Signature Guarantees for redemptions over $100,000;

  - Fund Certificates, if any have been issued for the shares being redeemed;

  - Other supporting legal documents that may be required in cases of estates, corporations, trusts and certain other accounts.

Please call our transfer agent at (800) 445-9469 if you have questions about these requirements.

COLLECTED FUNDS. Whether you are redeeming by telephone or by letter, the Funds must have received payment for the shares you are redeeming and may delay paying your redemption for up to 15 days to ensure that collected funds have been received.

REDEMPTION PRICE AND FEES. Your redemption price will be the net asset value per share at the next market close after the receipt of your redemption request in good order. The redemption price may be more or less than the shares' original cost. The Funds do not charge redemption fees. IRA accounts are subject to the full $10 annual maintenance fee in the year they are redeemed.

The Funds suggest that you send written redemption requests and required documentation by registered or certified mail to:

                               Longleaf Partners Funds
                               P.O. Box 419929
                               Kansas City, MO 64141-6929

Written redemption requests and required documentation may be sent by overnight air courier to:

                               Longleaf Partners Funds
                               330 West 9th Street, 5th Floor
                               Kansas City, MO 64105
                               (800) 445-9469

ACCOUNT CHANGES. Changes to your account registration, mailing address, or account privileges must be made in writing. Changes that accompany a redemption request must be Medallion Signature Guaranteed.

MEDALLION SIGNATURE GUARANTEE. Redemptions over $100,000 must be made in writing and require a Medallion Signature Guarantee. Each signature must correspond to all of the names and signatures of the registered owners of the account. All of the registered owners must sign the request and have their signatures guaranteed. To obtain a Medallion Signature Guarantee, a member firm of a domestic stock exchange, a U. S. commercial bank, or another financial institution that is a participant in a Medallion Program must witness your signature and stamp the document with the appropriate certification. A NOTARY PUBLIC IS NOT AN ELIGIBLE GUARANTOR.

CONFIRMATIONS AND REPORTS. If you invest directly with the Funds, you will receive a confirmation statement after each account transaction and a consolidated statement at the end of each calendar quarter. You will also receive tax documentation as required by the IRS. We send quarterly, semi-annual and audited annual reports containing information on each Fund's portfolio of investments.

PURCHASES AND REDEMPTIONS THROUGH BROKERAGE FIRMS AND OTHER AUTHORIZED INSTITUTIONS. You may purchase and redeem shares of the Funds through brokerage firms and other authorized institutions that have agreements with the Funds. The firm may charge you a transaction fee for its services. If you invest through an authorized firm, you must follow that firm's procedures for buying and selling shares. The firm may designate other organizations to accept purchase and redemption orders on behalf of their clients. The Funds will use the time of day when the firm or its designee accepts the order to determine the time of purchase or redemption, and will process the order at the next closing price computed after acceptance. The brokerage firm or other authorized institution has the responsibility of sending prospectuses, financial reports and other Fund materials.

BROKER/DEALER AND INSTITUTIONAL INVESTMENTS. Upon execution of formal trading agreements, the Funds will accept trade orders from NASD members or other institutional investors. The Funds offer telephone and automated trading through our transfer agent, NFDS. Institutional investors may also establish pre-authorized fax redemption privileges. Please contact the Funds directly to obtain more information about these trading options.

Full payment for all trades must be received within one day of the trade date. The entity that initiates the trade order will be responsible for any loss that results from non-settlement. All purchase minimums and other requirements outlined in the trade order agreements must be followed to remain in good standing. The Funds may withdraw trading privileges at any time if it is in their best interest.

PAYMENT OF REDEMPTIONS IN CASH. Although all redemptions in prior years have been paid in cash, we have made a Rule 18f-1 election. Under this election, the Longleaf Partners Funds at their present sizes are obligated to pay during any 90 day period only the first $250,000 of each redemption in cash. For omnibus accounts of brokers this commitment applies to each separate shareholder rather than to the single omnibus account. We have reserved the right to pay the balance of any redemptions in excess of $250,000 by distributing portfolio securities rather than cash. If that should happen, you may incur brokerage commissions when selling the securities that were distributed to you. The securities would also be subject to prevailing market prices at the time of the sale.

HOW FUND SHARES ARE PRICED

The price at which you buy or sell your Fund shares is referred to as their net asset value or "NAV". We calculate NAV by dividing the total value of a Fund's assets less its liabilities by the number of shares outstanding. We determine the NAV once a day, at the close of regular trading on the New York Stock Exchange (usually at 4:00 p.m.) on days the Exchange is open for business. The Exchange is closed for specified national holidays and on week-ends.

The values of the Funds' investments are based on their market values, usually the last price reported before the close of the primary stock exchange where the security trades. If there are no stock exchange or over-the-counter trades, the price we use for valuation is the midpoint between the last representative bid and ask prices or, if there are no such prices, the prior day's price. Non-registered securities and securities with limited trading markets are valued in good faith by the Board of Trustees.

We usually price foreign securities at the latest market close in the foreign market, which may be at different times or days than the close of the New York Stock Exchange. If events occur which could materially affect the NAV between the close of the foreign market and normal pricing at the close of the New York Stock Exchange, we reserve the right to price the foreign securities at fair value as determined by the Board of Trustees, consistent with any regulatory guidelines.

More detailed information on how we price portfolio securities appears in the Statement of Additional Information on page 20.

DIVIDENDS AND DISTRIBUTIONS

We intend to qualify for favorable tax treatment under the federal Internal Revenue Code by distributing to shareholders essentially all income and capital gains. The Funds' dividends, comprised primarily of dividends on portfolio securities and interest from money market investments, are usually distributed at the end of the year. Any capital gains realized from sales of portfolio securities during the year are usually distributed between October 31 and the end of the year. Your dividends and distributions will be reinvested in additional shares of the Funds unless you have chosen to receive them by check. If you make an investment shortly before a dividend is declared, you will be taxed on the dividend as though you had owned the shares from the beginning of the year.

TAXES

This tax information is general and refers primarily to current federal income tax provisions. We urge you to consult your own tax adviser about the status of distributions and redemptions as applied to your personal situation.

TAXES ON INCOME DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS. Generally, the Funds are not taxed on dividends and capital gains distributed to shareholders. Unless your account is a tax advantaged account such as an Individual Retirement Account, or you are a tax exempt organization, you are responsible for paying federal and possibly state income taxes on any dividends and capital gains distributions you receive, even if you reinvest in additional shares of the Funds.

Fund dividends from net investment income, and short-term capital gains are taxed at your ordinary income tax rate. Long-term capital gains from securities held by the Funds for more than one year are taxed at a maximum rate of 20%. The Form 1099 mailed to you after December 31 each year explains the federal tax category of these distributions.

TAXES ON SALES OF FUND SHARES. If you redeem any Fund shares or if you exchange shares between Funds, the transaction is taxable and you may have a capital gain or loss. The amount of the gain or loss is the difference between your tax basis and the amount received. The gain or loss is long-term for shares you have held for one year or more, and is short-term for shares held less than one year. You are responsible for reporting and paying any federal or state taxes which may be due.

WITHHOLDING. Federal law requires the Funds to withhold a portion of distributions and proceeds from redemptions if you have failed to provide a correct tax identification number or to certify that you are not subject to withholding. These certifications must be made on your application or on a separate form which may be requested from our transfer agent.

More detailed information about tax issues relating to the Funds can be found on pages 21-23 of the Statement of Additional Information.

                      (This page intentionally left blank)

                            LONGLEAF PARTNERS FUNDS

                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand each Fund's operations. Certain information reflects financial results for a single Fund share.
earned [or lost] on an investment in the Fund (assuming reinvestment of PricewaterhouseCoopers, LLP, whose report, along with the Funds' financial annual report, which are available upon request.

                                                                  NET
                                                                 GAINS
                                                                 (LOSS)
                                        NET                        ON                                 DISTRI-
                                       ASSET                   SECURITIES     TOTAL      DIVIDENDS    BUTIONS
                                       VALUE         NET        REALIZED       FROM       FROM NET     FROM
                                     BEGINNING    INVESTMENT      AND       INVESTMENT   INVESTMENT   CAPITAL
                                     OF PERIOD    INCOME(A)    UNREALIZED   OPERATIONS     INCOME      GAINS
                                    -----------   ----------   ----------   ----------   ----------   -------
PARTNERS FUND
Year ended December 31,
    1998..........................    $25.98         $.31        $ 3.16       $ 3.47       $ (.25)    $(4.81)
    1997..........................     22.85          .21          6.24         6.45         (.21)     (3.11)
    1996..........................     21.15          .37          4.09         4.46         (.38)     (2.38)
    1995..........................     17.13          .30          4.40         4.70         (.24)      (.44)
    1994..........................     16.92          .21          1.30         1.51         (.16)     (1.14)
INTERNATIONAL FUND
August 12, 1998 (Capitalization)
    through December 31, 1998.....    $10.00          .01          (.03)        (.02)        (.01)         -
REALTY FUND
Year ended December 31,
    1998..........................     17.35          .56         (2.82)       (2.26)        (.43)         -
    1997..........................     13.97          .19          3.96         4.15         (.09)      (.64)
    1996..........................     10.00          .16          3.91         4.07         (.04)      (.05)
SMALL-CAP FUND
Year ended December 31,
    1998..........................     22.18          .20          2.51         2.71         (.17)     (2.77)
    1997..........................     17.86          .25          4.94         5.19         (.18)      (.69)
    1996..........................     14.46          .03          4.40         4.43         (.02)     (1.01)
    1995..........................     13.28          .12          2.35         2.47         (.12)     (1.17)
    1994..........................     13.49         (.03)          .52          .49            -       (.70)

(a) Calculated based on weighted average shares outstanding for the period.
(b) Total return reflects the rate that an investor would have earned on investment in the Fund during each period, assuming reinvestment of all distributions.
(c) Aggregate, not annualized. Calculated based on initial public offering price of $9.15 on October 26, 1998.
(d) Expenses presented net of fee waiver.

                            LONGLEAF PARTNERS FUNDS

                              FINANCIAL HIGHLIGHTS

financial performance for the past 5 years or, if shorter, the period of the Fund's
The total returns in the table represent the rate that an investor would have all dividends and distributions). This information has been audited by statements, are included in the Statement of Additional Information and


                                                       RATIO OF
                     NET                               EXPENSES    RATIO OF
                    ASSET                NET ASSETS       TO          NET
RETURN     TOTAL    VALUE                  END OF      AVERAGE     INCOME TO    PORTFOLIO
  OF      DISTRI-   END OF     TOTAL       PERIOD        NET        AVERAGE     TURNOVER
CAPITAL   BUTIONS   PERIOD   RETURN(B)   (THOUSANDS)    ASSETS    NET ASSETS      RATE
-------   -------   ------   ---------   -----------   --------   -----------   ---------
$    -    $(5.06)   $24.39     14.28%    $3,685,300       .93%        1.12%       43.78%
     -     (3.32)    25.98     28.25      2,605,070       .94         0.81        38.07
     -     (2.76)    22.85     21.02      2,300,079       .95         1.61        33.18
     -      (.68)    21.15     27.50      1,876,467      1.01         1.45        12.60
     -     (1.30)    17.13      8.96        753,527      1.17         1.18        27.39
     -      (.01)     9.97      9.02(c)      75,572      1.75(d)      0.10        24.05
  (.11)     (.54)    14.55    (12.98)       775,696      1.17         3.44        21.55
  (.04)     (.77)    17.35     29.73        737,302      1.20         0.75        28.66
  (.01)     (.10)    13.97     40.69        156,009      1.50(d)       .92         4.28
           (2.94)    21.95     12.71      1,355,364      1.01         0.87        52.51
     -      (.87)    22.18     29.04        915,259      1.09         1.18        16.95
     -     (1.03)    17.86     30.64        252,157      1.23          .18        27.97
     -     (1.29)    14.46     18.61        135,977      1.30          .84        32.95
     -      (.70)    13.28      3.64         99,609      1.38         (.22)       19.79

                  LONGLEAF
                  PARTNERS
                  FUNDS SM

[LONGLEAF LOGO (SM)]

MANAGED BY:
SOUTHEASTERN ASSET MANAGEMENT, INC.
6410 POPLAR AVE.
SUITE 900
MEMPHIS, TN 38119
(800) 445-9469
(901) 761-2474
This Prospectus does not constitute an offering in any jurisdiction in which such offering would not be lawful.

You can find more information about the investment objectives and policies, the risks of investing in the Longleaf Partners Funds, and more information on Fund operations in the Statement of Additional Information (SAI). The SAI is incorporated by reference in this Prospectus, and you may request a copy by calling (800) 445-9469.

You can also find more information about the Longleaf Partners Funds in our annual and semi-annual reports to shareholders, which contain financial statements and which also discuss market conditions and investment strategies that significantly affected the Funds' performance during the last fiscal year. To obtain a free copy of the latest annual or semi-annual report, please call
(800) 445-9469.

The Securities and Exchange Commission maintains an Internet website that contains the Funds' periodic financial reports to shareholders, amendments to its registration statement which include the Prospectus and Statement of Additional Information, and other required filings. An investor may review these materials free of charge by accessing the SEC's website at http://www.sec.gov.

The Securities and Exchange Commission Investment Company Act File Number for the Longleaf Partners Funds is 811-4923

                           LONGLEAF PARTNERS FUNDS SM
                      STATEMENT OF ADDITIONAL INFORMATION
                                  MAY 1, 1999
                             ---------------------

                             LONGLEAF PARTNERS FUND
                      LONGLEAF PARTNERS INTERNATIONAL FUND
                         LONGLEAF PARTNERS REALTY FUND
                        LONGLEAF PARTNERS SMALL-CAP FUND

                                   Series of

                         LONGLEAF PARTNERS FUNDS TRUST

[LONGLEAF LOGO]                TABLE OF CONTENTS

- Fund History..............................................    2
- Investment Objectives and Policies........................    2
- Fundamental Policies and Restrictions.....................    3
- Non-Fundamental Investment Restrictions...................    6
- Additional Information About Types of Investments and
  Investment Techniques
    Repurchase Agreements...................................    7
    Warrants................................................    8
    Real Estate Investment Trusts...........................    8
    Futures Contracts.......................................    8
    Options on Securities and Stock Indices.................    9
    Foreign Currency Contracts..............................   10
    Lending of Portfolio Securities.........................   11
    Swaps...................................................   11
    Short Sales.............................................   12
- Portfolio Turnover........................................   12
- Management of the Funds...................................   13
- Compensation Table........................................   13
- Control Persons and Principal Holders of Securities.......   14
- Investment Advisory Services..............................   14
- Fund Administration.......................................   15
- Other Service Providers...................................   16
- Allocation of Brokerage Commissions.......................   17
- Capital Stock and Indemnification Rights..................   19
- Purchase, Redemption, and Pricing of Shares...............   20
- Additional Tax Information................................   21
- Investment Performance and Total Return...................   23
- Table of Bond and Preferred Stock Ratings.................   25
- Financial Statements
    Report of Independent Public Accountants................   28
         Longleaf Partners Fund Portfolio of Investments....   29
         Longleaf Partners International Fund Portfolio of
          Investments.......................................   31
         Longleaf Partners Realty Fund Portfolio of
          Investments.......................................   33
         Longleaf Partners Small-Cap Fund Portfolio of
          Investments.......................................   35
    Other Financial Statements..............................   38

                                   MANAGED BY
                      SOUTHEASTERN ASSET MANAGEMENT, INC.
                         6410 POPLAR AVENUE; SUITE 900
                               MEMPHIS, TN 38119

                             ---------------------

THIS STATEMENT OF ADDITIONAL INFORMATION, DATED MAY 1, 1999, IS NOT A PROSPECTUS. IT SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS OF LONGLEAF PARTNERS FUNDS TRUST, ALSO DATED MAY 1, 1999, WHICH MAY BE OBTAINED WITHOUT CHARGE UPON REQUEST MADE TO SOUTHEASTERN ASSET MANAGEMENT, INC.

                   TELEPHONE (800) 445-9469; (901) 761-2474.

                         LONGLEAF PARTNERS FUNDS TRUST

                      STATEMENT OF ADDITIONAL INFORMATION
                             ---------------------

                             LONGLEAF PARTNERS FUND
                      LONGLEAF PARTNERS INTERNATIONAL FUND
                         LONGLEAF PARTNERS REALTY FUND
                        LONGLEAF PARTNERS SMALL-CAP FUND
                             ---------------------

                                  FUND HISTORY

Organization. Longleaf Partners Funds Trust was organized on November 26, 1986 as a Massachusetts business trust under the name Southeastern Asset Management Value Trust. Its name was changed to Longleaf Partners Funds Trust on August 2, 1994. Its four separate series or Funds and the dates of their initial public offerings are as follows:

     Longleaf Partners Fund (known as Southeastern Asset Management Value Trust prior to August 2, 1994) -- Initial public offering -- April 8, 1987

     Longleaf Partners International Fund -- Initial public offering -- October 26, 1998

     Longleaf Partners Realty Fund -- Initial public offering -- January 2, 1996

     Longleaf Partners Small-Cap Fund (known as Southeastern Asset Management Small-Cap Fund prior to August 2, 1994)-- Initial public offering -- February 21, 1989. This Fund is presently closed to new investors.

Significance of Fund Names. The name "Longleaf", derived from the longleaf pine, a majestic, sturdy tree indigenous to the southeastern United States, represents the qualities of strength and endurance. A second element of the name is the word "Partners." In selecting portfolio investments, Southeastern Asset Management, Inc. ("Southeastern"), the Funds' Investment Counsel, seeks corporate managers who would make exemplary long-term business partners. They should be properly incented, ownership vested, honest, shareholder oriented, operationally competent individuals who are capable of allocating corporate resources intelligently. The Funds endeavor to be supportive long-term "partners" with management of the companies in the portfolios. Correspondingly, Southeastern's own partners, other personnel, and relatives, are major investors in the Funds. Management considers itself a "partner" with Fund shareholders in seeking long-term capital growth. The Funds desire loyal, long-term investors as shareholders who view themselves as "partners" with Fund management.

                       INVESTMENT OBJECTIVES AND POLICIES

Longleaf Partners Funds Trust is an open-end, management investment company with four series or Funds. Each series is operated as a separate mutual fund with its own particular investment objective. The investment objectives and general investment policies are as follows:

LONGLEAF PARTNERS FUND

Investment Objective -- Long-term capital growth.
Investment Policy -- Invests primarily in equity securities of companies having a market capitalization greater than $1 billion.

LONGLEAF PARTNERS INTERNATIONAL FUND

Investment Objective -- Long-term capital growth through investment primarily in equity securities of international issuers.

LONGLEAF PARTNERS REALTY FUND

Investment Objective -- Maximum total return over the long-term through investment primarily in real estate oriented companies.

LONGLEAF PARTNERS SMALL-CAP FUND (CLOSED TO NEW INVESTORS)

Investment Objective -- Long-term capital growth.
Investment Policy -- Invests primarily in equity securities of companies having a market capitalization in the range of companies included in the Russell 2000 Index.

Certain investment objectives, policies, and restrictions have been adopted as "fundamental", either because a Fund has elected to do so or because the Securities and Exchange Commission so requires. Those investment objectives and restrictions classified as fundamental cannot be changed without approval of a majority of the outstanding voting securities. Under the Investment Company Act of 1940, "approval of a majority of the outstanding voting securities" means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the particular Fund or (2) 67% or more of the shares present at a shareholders' meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

The investment objectives of the Partners, Small-Cap, and Realty Funds are fundamental, and cannot be changed without shareholder approval. The investment objective of the International Fund is non-fundamental, as are the general investment policies of all of the Funds. In addition, as described in more detail in the following sections, certain investment restrictions are not fundamental. Non-fundamental investment objectives, policies, and restrictions may be changed by the respective Boards of Trustees without shareholder approval.

                     FUNDAMENTAL POLICIES AND RESTRICTIONS

Non-Diversification. The Funds are all classified as "non-diversified" under the federal securities laws. As a result, there are no diversification requirements under the Investment Company Act of 1940 or any other securities laws.

Internal Revenue Code Diversification Standards. The Partners Fund, the Small-Cap Fund, and the Realty Fund have adopted as fundamental policy the diversification standards of the Internal Revenue Code which apply to regulated investment companies. The International Fund expects to apply these diversification standards but has not adopted them as fundamental policy.

Under the diversification standards of the Internal Revenue Code, a mutual fund has two "baskets" or groups of holdings -- a diversified basket, which must comprise at least 50% of its total assets and a non-diversified basket, which includes the remainder of its assets. With respect to the diversified basket, consisting of at least 50% of a Fund's total assets, a Fund may not purchase more than 10% of the outstanding voting securities of any one issuer or invest more than 5% of the value of its total assets in the securities of any one issuer, except for securities issued by the U.S. Government, and its agencies or instrumentalities. With respect to the remainder of its assets, a Fund may not invest more than 25% of the value of its total assets in the securities of any one issuer (other than U.S. Government securities), or invest more than 25 percent of the value of its total assets in the securities of two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses.

Industry Concentration. The Partners Fund, International Fund, and Small-Cap Fund may not invest 25% or more of the value of their total assets in securities of issuers in any one industry. This restriction does not apply to obligations issued or guaranteed by the United States Government and its agencies or instrumentalities or to cash equivalents. Corporate commercial paper will not be used to concentrate investments in a single industry.

For purposes of defining what constitutes a single industry for purposes of the restriction applying to these Funds, each Fund will use the definitions for industries as set forth in the latest edition of the North American Industry Classification System ("NAICS") or other publicly available information. Industry category groupings shown in the Funds' printed reports sent quarterly to shareholders may contain more than one Industry Code, and these broader industry groupings are intended to be functionally descriptive presentations rather than being limited to a single NAICS industry category.

The Realty Fund may not invest 25% of more of the value of its total assets in any industry other than in real estate oriented companies, as discussed in more detail in the Prospectus on pages 12 and 16. For purposes of this definition, a company is real estate oriented if at least 50% of its revenues are derived from real estate related activities, or at least 50% of its appraised value as determined by Southeastern is comprised of real estate assets. A company which satisfies this definition is realty oriented even though its technical NAICS Industry Code may classify it as being in a different industry.

The Funds have adopted certain investment restrictions which are designated as fundamental, which means that these restrictions cannot be changed without shareholder approval. The fundamental investment restrictions of the Partners, Realty, and Small-Cap Funds are identical; the fundamental restrictions of the International Fund, formed in 1998, are phrased differently, and its fundamental restrictions are shown separately.

Except as specifically authorized, the Partners Fund, the Realty Fund, and the Small-Cap Fund each may not:

- Borrow money, except that it may borrow from banks to increase its holdings of portfolio securities in an amount not to exceed 30% of the value of its total assets and may borrow for temporary or emergency purposes from banks and entities other than banks in an amount not to exceed 5% of the value of its total assets; provided that aggregate borrowing at any time may not exceed 30% of the Fund's total assets less all liabilities and indebtedness not represented by senior securities.

- Issue any senior securities, except that collateral arrangements with respect to transactions such as forward contracts, futures contracts, short sales or options, including deposits of initial and variation margin, shall not be considered to be the issuance of a senior security for purposes of this restriction;

- Act as an underwriter of securities issued by other persons, except insofar as the Fund may be deemed an underwriter in connection with the disposition of securities;

- Purchase or sell real estate, except that the Fund may invest in securities of companies that deal in real estate or are engaged in the real estate business, including real estate investment trusts, and securities secured by real estate or interests therein and the Fund may hold and sell real estate acquired through default, liquidation, or other distributions of an interest in real estate as a result of the Fund's ownership of such securities;

- Purchase or sell commodities or commodity futures contracts, except that the Fund may invest in financial futures contracts, options thereon and similar instruments;

- Make loans to other persons except through the lending of securities held by it (but not to exceed a value of one-third of total assets), through the use of repurchase agreements, and by the purchase of debt securities, all in accordance with its investment policies.

The International Fund has adopted the following investment restrictions as fundamental. The text of the fundamental restriction is set forth in quotation marks and bold type; any comments following these fundamental restrictions are explanatory only and are not fundamental.

-INDUSTRY CONCENTRATION.  "THE FUND WILL NOT PURCHASE ANY SECURITY WHICH WOULD
 CAUSE THE FUND TO CONCENTRATE ITS INVESTMENTS IN THE SECURITIES OF ISSUERS PRIMARILY ENGAGED IN ANY ONE INDUSTRY EXCEPT AS PERMITTED BY THE SECURITIES AND EXCHANGE COMMISSION."

 Comment. The present position of the staff of the Division of Investment Management of the Securities and Exchange Commission is that a mutual fund will be deemed to have concentrated its investments in a particular industry if it invests 25% or more of its total assets, exclusive of cash and U.S. Government securities, in securities of companies in any single industry. The Fund will comply with this position but will be able to use a different percentage of assets without seeking shareholder approval if the SEC should subsequently allow investment of a larger percentage of assets in a single industry. Such a change will not be made without providing prior notice to shareholders.

-SENIOR SECURITIES.  "THE FUND MAY NOT ISSUE SENIOR SECURITIES, EXCEPT AS
 PERMITTED UNDER THE INVESTMENT COMPANY ACT OF 1940 OR ANY RULE, ORDER OR INTERPRETATION UNDER THE ACT."

 Comment. Generally, a senior security is an obligation of a Fund which takes precedence over the claims of fund shareholders. The Investment Company Act generally prohibits a fund from issuing senior securities, with limited exceptions. Under SEC staff interpretations, funds may incur certain obligations (for example, to deliver a foreign currency at a future date under a forward foreign currency contract) which otherwise might be deemed to create a senior security, provided the fund maintains a segregated account containing liquid securities having a value equal to the future obligations.

-BORROWING.  "THE FUND MAY NOT BORROW MONEY, EXCEPT AS PERMITTED BY APPLICABLE
 LAW."

 Comment. In general, a fund may not borrow money, except that (i) a fund may borrow from banks (as defined in the Investment Company Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings), (ii) a fund may borrow up to 5% of its total assets for temporary or emergency purposes, (iii) a fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, and (iv) a fund may not pledge its assets other than to secure such borrowings or, to the extent permitted by the Fund's investment policies as set forth in its current prospectus and statement of additional information, in connection with hedging transactions, short sales, when-issued and forward commitment transactions and similar investment strategies.

-UNDERWRITING.  "THE FUND MAY NOT ACT AS AN UNDERWRITER OF SECURITIES ISSUED BY
 OTHERS, EXCEPT INSOFAR AS THE FUND MAY BE DEEMED AN UNDERWRITER IN CONNECTION WITH THE DISPOSITION OF PORTFOLIO SECURITIES."

 Comment. Generally, a mutual fund may not be an underwriter of securities issued by others. However, an exception to this restriction enables the Fund to sell securities held in its portfolio, usually securities which were acquired in unregistered or "restricted" form, even though it otherwise might technically be classified as an underwriter under the federal securities laws in making such sales.

-COMMODITIES.  "THE FUND MAY NOT PURCHASE OR SELL COMMODITIES OR COMMODITY
 CONTRACTS UNLESS ACQUIRED AS A RESULT OF OWNERSHIP OF SECURITIES OR OTHER INSTRUMENTS ISSUED BY PERSONS THAT PURCHASE OR SELL COMMODITIES OR COMMODITIES CONTRACTS, BUT THIS RESTRICTION SHALL NOT PREVENT THE FUND FROM PURCHASING, SELLING AND ENTERING INTO FINANCIAL FUTURES CONTRACTS (INCLUDING FUTURES CONTRACTS ON INDICES OF SECURITIES, INTEREST RATES AND CURRENCIES), OPTIONS ON FINANCIAL FUTURES CONTRACTS, WARRANTS, SWAPS, FORWARD CONTRACTS, FOREIGN CURRENCY SPOT AND FORWARD CONTRACTS, OR OTHER DERIVATIVE INSTRUMENTS THAT ARE NOT RELATED TO PHYSICAL COMMODITIES."

 Comment. The Fund has the ability to purchase and sell (write) put and call options and to enter into futures contracts and options on futures contracts for hedging and risk management and for other non-hedging purposes. Examples of non-hedging risk management strategies include increasing a Fund's exposure to the equity markets of particular countries by purchasing futures contracts on the stock indices of those countries and effectively increasing the duration of a bond portfolio by purchasing futures contracts on fixed income securities. Hedging and risk management techniques, unlike other non-hedging derivative strategies, are not intended to be speculative but, like all leveraged transactions, involve the possibility of gains as well as losses that could be greater than the purchase and sale of the underlying securities.

-LENDING.  "THE FUND MAY NOT MAKE LOANS TO OTHER PERSONS EXCEPT THROUGH THE
 LENDING OF SECURITIES HELD BY IT AS PERMITTED BY APPLICABLE LAW, THROUGH THE USE OF REPURCHASE AGREEMENTS, AND BY THE PURCHASE OF DEBT SECURITIES, ALL IN ACCORDANCE WITH ITS INVESTMENT POLICIES."

-REAL ESTATE.  "THE FUND MAY NOT PURCHASE OR SELL REAL ESTATE, EXCEPT THAT THE
 FUND MAY INVEST IN SECURITIES OF COMPANIES THAT DEAL IN REAL ESTATE OR ARE ENGAGED IN THE REAL ESTATE BUSINESS, INCLUDING REAL ESTATE INVESTMENT TRUSTS, AND SECURITIES SECURED BY REAL ESTATE OR INTERESTS THEREIN AND THE FUND MAY HOLD AND SELL REAL ESTATE ACQUIRED THROUGH DEFAULT, LIQUIDATION, OR OTHER DISTRIBUTIONS OF AN INTEREST IN REAL ESTATE AS A RESULT OF THE FUND'S OWNERSHIP OF SUCH SECURITIES."

                     NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

All of the funds have also adopted the following non-fundamental investment restrictions which may be changed in the discretion of the Board of Trustees, without prior shareholder approval. Except as specifically authorized, the Funds may not:

- Purchase restricted (non-registered) or "illiquid" securities, including repurchase agreements maturing in more than seven days, if as a result, more than 15% of the Fund's net assets would then be invested in such securities (excluding securities which are eligible for resale pursuant to Rule 144A under the Securities Act of 1933).

- Acquire or retain securities of any investment company, except that the Fund may (a) acquire securities of investment companies up to the limits permitted by Sec. 12(d)(l) of the Investment Company Act of 1940 (for each holding, 5% of the Fund's total assets, 3% of the company's voting stock, with not more than 10% of the Fund's total assets invested in all such investment companies) provided such acquisitions are made in the open market and there is no commission or profit to a dealer or sponsor other than the customary broker's commission, and (b) may acquire securities of any investment company as part of a merger, consolidation or similar transaction.

- Make short sales of equity portfolio securities whereby the dollar amount of short sales at any one time would exceed 25% of the net assets of the Fund, and the value of securities of any one issuer in which the Fund is short would exceed the lessor of 5% of the value of the Fund's net assets or 5% of the securities of any class of any issuer; provided that the Fund maintains collateral in a segregated account consisting of cash or liquid securities with a value equal to the current market value of the shorted securities, which is marked to market daily. If the Fund owns an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issuer as, and equal in amount to, the securities sold short (which sales are commonly referred to as "short sales against the box"), such restrictions shall not apply.

- Invest in puts, calls, straddles, spreads or any combination thereof, except that the Fund may (a) purchase and sell put and call options on securities and securities indexes, and (b) write covered put and call options on securities and securities indexes and combinations thereof; provided that the securities underlying such options are within the investment policies of the Fund and the value of the underlying securities on which options may be written at any one time does not exceed 25% of total assets.

- Invest in oil, gas or other mineral exploration programs, development programs or leases, except that the Fund may purchase securities of companies engaging in whole or in part in such activities.

- Pledge, mortgage or hypothecate its assets except in connection with borrowings which are otherwise permissible.

- Purchase securities on margin, except short-term credits as are necessary for the purchase and sale of securities, provided that the deposit or payment of initial or variation margin in connection with futures contracts or related options will not be deemed to be a purchase on margin.

               ADDITIONAL INFORMATION ABOUT TYPES OF INVESTMENTS
                           AND INVESTMENT TECHNIQUES

Repurchase Agreements. An acceptable investment for cash reserves, a repurchase agreement is an instrument under which an investor such as the Fund purchases U.S. Government securities or other securities from a vendor, with an agreement by the vendor to repurchase the security at the same price, plus interest at a specified rate. In such a case, the security is held by the Fund, in effect, as collateral for the repurchase obligation. Repurchase agreements may be entered into with member banks of the Federal Reserve System or "primary dealers" (as designated by the Federal Reserve Bank of New York) in United States Government securities. Repurchase agreements usually have a short duration, often less than one week. In entering into the repurchase agreement for the Fund, the Investment Counsel will evaluate and monitor the credit worthiness of the vendor. In the event that a vendor should default on its repurchase obligation, the Fund might suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If the vendor becomes bankrupt, the Fund might be delayed, or may incur costs or possible losses of principal and income, in selling the collateral.

Warrants. Each of the Funds may invest in warrants for the purchase of equity securities at a specific price for a stated period of time. Warrants may be considered more speculative than other types of investments in that they do not entitle a holder to dividends or voting rights for the securities which may be purchased nor do they represent any rights in the assets of the issuing company. The value of a warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to the expiration date.

Real Estate Investment Trusts. REITs are sometimes described as equity REITs, mortgage REITs and hybrid REITs. An equity REIT invests primarily in the fee ownership or leasehold ownership of land and buildings and derives its income primarily from rental income. An equity REIT may also realize capital gains (or losses) by selling real estate properties in its portfolio that have appreciated (or depreciated) in value. A mortgage REIT invests primarily in mortgages on real estate, which may secure construction, development or long-term loans. A mortgage REIT generally derives its income primarily from interest payments on the credit it has extended. A hybrid REIT combines the characteristics of equity REITs and mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate.

Equity REITs may be further characterized as operating companies or financing companies. To the extent that an equity REIT provides operational and management expertise to the properties held in its portfolio, the REIT generally exercises some degree of control over the number and identity of tenants, the terms of their tenancies, the acquisition, construction, repair and maintenance of properties and other operational issues. A mortgage REIT or an equity REIT that provides financing rather than operational and management expertise to the properties in its portfolio will generally not have control over the operations that are conducted on the real estate in which the REIT has an interest.

Futures Contracts. Primarily for hedging purposes, the Funds may purchase and sell financial futures contracts. Although some financial futures contracts call for making or taking delivery of the underlying securities, in most cases these obligations are closed out before the settlement date. The closing of a contractual obligation is accomplished by purchasing or selling an identical offsetting futures contract. Other financial futures contracts by their terms call for cash settlements.

The Funds may also buy and sell index futures contracts with respect to any stock or bond index traded on a recognized stock exchange or board of trade. An index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made. The stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract.

At the time one of the Funds purchases a futures contract, an amount of cash, U.S. Government securities, or other liquid securities equal to the market value of the futures contract will be deposited in a segregated account with the Fund's Custodian. When writing a futures contract, the Fund will maintain with the Custodian similar liquid assets that, when added to the amounts deposited with a futures commission merchant or broker as margin, are equal to the market value of the instruments underlying the contract. Alternatively, the Fund may "cover" the position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Custodian).

Options on Securities and Stock Indices. The Funds may write covered put and call options and purchase put and call options on securities or stock indices. An option on a security is a contract that gives the purchaser of the option, in return for the premium paid, the right to buy a specified security (in the case of a call option) or to sell a specified security (in the case of a put option) from or to the writer of the option at a designated price during the term of the option. An option on a securities index gives the purchaser of the option, in return for the premium paid, the right to receive from the seller cash equal to the difference between the closing price of the index and the exercise price of the option.

The Funds may write a call or put option only if the option is "covered." A call option on a security written by one of the Funds is covered if the Fund owns the underlying security subject to the call, has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its Custodian) upon conversion or exchange of other securities held in its portfolio, or the call is otherwise covered with assets held in a segregated account. A call option on a security is also covered if the Fund holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or
(b) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash, liquid securities or money market instruments in a segregated account with its Custodian. A put option on a security written by the Fund is covered if the Fund maintains similar liquid assets with a value equal to the exercise price in a segregated account with its Custodian, or holds a put on the same security and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written.

A Fund may cover call options on stock indices through a segregated account or by owning securities whose price changes, in the opinion of Southeastern, are expected to be similar to those of the index, or in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations. Nevertheless, where a Fund covers a call option on a stock index through ownership of securities, such securities may not match the composition of the index. In that event, the Fund will not be fully covered and could be subject to risk of loss in the event of adverse changes in the value of the index. A Fund may cover put options on stock indices by segregating assets equal to the option's exercise price, or in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations.

A Fund will receive a premium from writing a put or call option, which increases its gross income in the event the option expires unexercised or is closed out at a profit. If the value of a security or an index on which a Fund has written a call option falls or remains the same, the Fund will realize a profit in the form of the premium received (less transaction costs) that could offset all or a portion of any decline in the value of the portfolio securities being hedged. If the value of the underlying security or index rises, however, the Fund will realize a loss in its call option position, which will reduce the benefit of any unrealized appreciation in the Fund's stock investments. By writing a put option, the Fund assumes the risk of a decline in the underlying security or index. To the extent that the price changes of the portfolio securities being hedged correlate with changes in the value of the underlying security or index, writing covered put options on securities or indices will increase the Fund's losses in the event of a market decline, although such losses will be offset in part by the premium received for writing the option.

A Fund may also purchase put options to hedge its investments against a decline in value. By purchasing a put option, the Fund will seek to offset a decline in the value of the portfolio securities being hedged through appreciation of the put option. If the value of the Fund's investments does not decline as anticipated, or if the value of the option does not increase, the Fund's loss will be limited to the premium paid for the option plus related transaction costs. The success of this strategy will depend, in part, on the accuracy of the correlation between the changes in value of the underlying security or index and the changes in value of the Fund's security holdings being hedged.

A Fund may purchase call options on individual securities to hedge against an increase in the price of securities that the Fund anticipates purchasing in the future. Similarly, a Fund may purchase call options to attempt to reduce the risk of missing a broad market advance, or an advance in an industry or market segment, at a time when the Fund holds uninvested cash or short-term debt securities awaiting investment.

When purchasing call options, the Fund will bear the risk of losing all or a portion of the premium paid if the value of the underlying security or index does not rise.

There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. Trading could be interrupted, for example, because of supply and demand imbalances arising from a lack of either buyers or sellers, or the options exchange could suspend trading after the price has risen or fallen more than the maximum specified by the exchange. Although the Fund may be able to offset to some extent any adverse effects of being unable to liquidate an option position, it may experience losses in some cases as a result of such inability.

Foreign Currency Contracts. As a method of hedging against foreign currency exchange rate risks, the Funds may enter into forward foreign currency exchange contracts and foreign currency futures contracts, as well as purchase put or call options on foreign currencies, as described below. The Funds may also conduct foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market.

As part of the investment decision process, a Fund may enter into forward foreign currency exchange contracts ("forward contracts") to seek to minimize the exposure from a change in the relationship between the U.S. dollar and foreign currencies. A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date which is individually negotiated and privately traded by currency traders and their customers. A Fund may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of the security. The Funds will segregate cash, cash equivalents or liquid securities sufficient to cover any commitments under these contracts. The segregated account will be marked-to-market daily. Each Fund may seek to hedge the foreign currency exposure risk to the full extent of its investment in foreign securities, but there is no requirement that all foreign securities be hedged against foreign currency exposure. Forward contracts may reduce the potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies or, considered separately, may produce a loss.

A Fund may purchase and write put and call options on foreign currencies for the purpose of protecting against declines in the dollar value of foreign portfolio securities and against increases in the dollar cost of foreign securities to be acquired. As with other kinds of options, however, the writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received, and the Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against fluctuation in exchange rates although, in the event of rate movements adverse to the Fund's position, the Fund may forfeit the entire amount of the premium plus related transaction costs.

A Fund may enter into exchange-traded contracts for the purchase or sale for future delivery of foreign currencies ("foreign currency futures"). This investment technique may be used to hedge against anticipated future changes in exchange rates which otherwise might adversely affect the value of the particular Fund's portfolio securities or adversely affect the prices of securities that the Fund intends to purchase at a later date. The successful use of currency futures will usually depend on the Investment Counsel's ability to forecast currency exchange rate movements correctly. Should exchange rates move in an unexpected manner, the Fund may not achieve the anticipated benefits of foreign currency futures or may realize losses.

Lending of Portfolio Securities. The Funds may from time to time lend portfolio securities to brokers or dealers, banks and other institutional investors and receive collateral in the form of United States

Government obligations or money market funds. Under current practices, the loan collateral must be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities, and will not be used to leverage the portfolio. In determining whether to lend securities to a particular broker/dealer or financial institution, Southeastern will consider all relevant facts and circumstances, including the credit-worthiness of the broker or financial institution. If the borrower should fail to return the loaned securities, the particular Fund could use the collateral to acquire replacement securities, but could be deprived of immediate access to such assets for the period prior to such replacement. The Funds may pay reasonable fees in connection with such a loan of securities. The Funds will not lend portfolio securities in excess of one-third of the value of total assets, nor will the Funds lend portfolio securities to any officer, director, trustee, employee of affiliate of the Funds or Southeastern.

Swaps. The Funds may enter into swaps involving equity interests, indexes, and currencies without limit. An equity swap is an agreement to exchange streams of payments computed by reference to a notional amount based on the performance of a single stock or a basket of stocks. Index swaps involve the exchange by a Fund with another party of the respective amounts payable with respect to a notional principal amount related to one or more indices. Currency swaps involve the exchange of cash flows on a notional amount of two or more currencies based on their relative future values.

The Funds may enter into these transactions to preserve a return or spread on a particular investment or portion of its assets, to protect against currency fluctuations, as a duration management technique, or to protect against any increase in the price of securities a Fund anticipates purchasing at a later date. These transactions may also be used to obtain the price performance of a security without actually purchasing the security in circumstances where, for example, the subject security is illiquid, is unavailable for direct investment or is available only on less attractive terms.

Swaps have risks associated with them, including possible default by the counter party to the transaction, illiquidity and, where used for hedges, the risk that the use of a swap could result in losses greater than if the swap had not been employed.

Short Sales. The Funds may seek to realize additional gains through short sale transactions in securities listed on one or more national securities exchanges, or in unlisted securities. Short selling involves the sale of borrowed securities. At the time a short sale is effected, a Fund incurs an obligation to replace the security borrowed at whatever its price may be at the time the Fund purchases it for delivery to the lender. When a short sale transaction is closed out by delivery of the securities, any gain or loss on the transaction is taxable as short term capital gain or loss.

Since short selling can result in profits when stock prices generally decline, the Funds can, to a certain extent, hedge the market risk to the value of its other investments and protect its equity in a declining market. However, the Funds could, at any given time, suffer both a loss on the purchase or retention of one security, if that security should decline in value, and a loss on a short sale of another security, if the security sold short should increase in value. When a short position is closed out, it may result in a short term capital gain or loss for federal income tax purposes. To the extent that in a generally rising market a Fund maintains short positions in securities rising with the market, the net asset value of the Fund would be expected to increase to a lesser extent than the net asset value of an investment company that does not engage in short sales.

                               PORTFOLIO TURNOVER

The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of a Fund's portfolio securities for the year by the monthly average value of the portfolio securities. Securities with remaining maturities of one year or less at the date of acquisition are excluded from the calculation.

Portfolio turnover cannot be accurately predicted. The Funds' investment philosophy contemplates holding portfolio securities for the long term, and portfolio turnover usually should be less than 50%. There are no specific limits on portfolio turnover, and investments will be sold without regard to the length of time held when investment considerations support such action. Turnover rates greater than 100% involve greater transaction costs.

The 1998 portfolio turnover rates of the Funds for the past three years are as follows:

                                                          1998      1997      1996
                                                         ------    ------    ------
Partners Fund..........................................  43.78%    38.07%    33.18%
International Fund (partial year)......................  24.05%      --        --
Realty Fund............................................  21.55%    28.66%     4.28%
Small-Cap Fund.........................................  52.51%    16.95%    27.97%

Portfolio turnover rates (the lesser of purchase or sales) for the Partners Fund and the Small-Cap Fund were higher during 1998 as the result of increased sales of portfolio securities during the year. A number of portfolio holdings reached their appraised or intrinsic value and were sold, and several companies spun-off a subsidiary, which was then sold.

                            MANAGEMENT OF THE FUNDS

Each of the Funds is supervised by its Board of Trustees, which implements policies through the particular Fund's principal executive officers, all of whom are officers or employees of Southeastern Asset Management, Inc. ("Southeastern"). Day to day portfolio management and fund administration are provided by Southeastern in its capacity as Investment Counsel and as Fund Administrator under contracts which must be renewed annually, as required by the Investment Company Act of 1940.

The names, principal occupations during at least the past five years and other information about members of the Boards of Trustees and the Funds' executive officers are set forth in the Prospectus on pages 23 and 24. The following table provides information on the schedule of Trustees' fees expected to be paid for the fiscal year ending December 31, 1999:

                               COMPENSATION TABLE

                                        AGGREGATE COMPENSATION FROM EACH FUND          TOTAL
         NAME OF PERSON;            ---------------------------------------------   COMPENSATION
          POSITION (AGE)            PARTNERS   INTERNATIONAL   REALTY   SMALL-CAP     FROM ALL
             ADDRESS                  FUND         FUND         FUND      FUND         FUNDS
         ---------------            --------   -------------   ------   ---------   ------------
O. Mason Hawkins*
  Chairman of the Board and Chief
  Executive Officer (51)..........     None         None         None      None          None
Chadwick H. Carpenter, Jr.
  Trustee (48)
  14 Oak Park; Bedford, MA 01730
  42366 N. 111th Street
  Scottsdale, AZ 85262-3251.......  $15,000       $5,000       $7,500    $7,500       $35,000
Daniel W. Connell, Jr.
  Trustee (50)
  One Stadium Place
  Jacksonville, FL 32202..........  $15,000       $5,000       $7,500    $7,500       $35,000
Steven N. Melnyk
  Trustee (52)
  1535 The Greens Way
  Jacksonville Beach, FL 32250....  $15,000       $5,000       $7,500    $7,500       $35,000
C. Barham Ray
  Trustee (52)
  845 Crossover Lane
  Ste. 140
  Memphis, TN 38117...............  $15,000       $5,000       $7,500    $7,500       $35,000
W. Reid Sanders*
  Trustee and President (49)......     None         None         None      None          None

---------------

Trustee is an "interested" person through employment by Southeastern. The "interested" Trustees and all executive officers of the Fund are officers or employees of Southeastern, which pays their salaries and other employee benefits. Its address is 6410 Poplar Ave., Ste. 900, Memphis, TN 38119.

The Funds have no pension or retirement plan for Trustees.

              CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

Each Fund is controlled by its respective Board of Trustees. Each Board of Trustees consists of six members, four of whom are independent of Southeastern and are not "interested persons" of the particular Fund as that term is defined in the Investment Company Act of 1940.

The following shareholders owned of record or beneficially 5% or more of the outstanding shares of the designated Funds at December 31, 1998:

                                           PARTNERS   INTERNATIONAL   REALTY   SMALL-CAP
                                             FUND         FUND         FUND      FUND
                                           --------   -------------   ------   ---------
Clients of Charles Schwab & Co., a
  brokerage firm.........................   16.0%         12.0%       26.7%      32.6%
Clients of National Financial Service
  Corp., a brokerage firm................    *            *            6.7%       5.6%
Sun Microsystems, Inc. 401(k) Plan.......    5.7%            --          --         --
Litton Industries, Inc. (Employee
  Plans).................................    5.2%            --        6.1%         --
Mr. O. Mason Hawkins, Chairman of the
  Board and CEO of the Funds and
  Southeastern...........................    *            28.6%         *         *
All Trustees and officers of the Fund,
  all directors and officers of
  Southeastern and their relatives,
  affiliated retirement plans and
  endowments.............................    1.6%         41.2%        5.7%       4.3%

---------------

* Ownership is less than 5%.

                          INVESTMENT ADVISORY SERVICES

Southeastern Asset Management, Inc. ("Southeastern"), an investment advisor registered with the Securities and Exchange Commission under the Investment Advisers Act of 1940, is the Fund's Investment Counsel. Southeastern is owned and controlled by its principal officers, who are listed in the Prospectus as affiliated Trustees and Executive Officers of the Fund. Mr. O. Mason Hawkins, Chairman of the Board and Chief Executive Officer of Southeastern, owns a majority of its outstanding voting stock and is deemed to control the Company.

Formed in 1975, Southeastern manages institutional and individual assets in private or separate accounts as well as mutual funds, and is responsible for managing more than $13 billion in client assets. It has served as investment adviser to each of the Longleaf Partners Funds since their respective inception dates. Additional information with respect to the investment advisory function is contained in the Prospectus on pages 20 and 21.

The annual Investment Counsel fee for the Partners Fund and the Small-Cap Fund, calculated daily and paid monthly, is 1% of average daily net assets on the first $400 million and 0.75% of average daily net assets above $400 million. The annual Investment Counsel fee for the Realty Fund is 1% of average daily net assets; the annual Investment Counsel fee for the International Fund is 1.5% of average daily net assets.

All of the Funds have a contractual expense limitation, which is included in the Investment Counsel Agreement and cannot be changed without approval of shareholders. The expense limitation includes the investment advisory and administration fees, all reimbursable expenses, and all normal operating expenses. For the Partners, Realty, and Small-Cap Funds, the Investment Counsel has agreed to reduce its Investment Counsel fees to the extent that total operating expenses, excluding interest, taxes, brokerage commissions and extraordinary expenses, exceed a maximum of 1.5% of each Fund's average net assets on an annualized basis. The International Fund has an expense limitation of 1.75% of average net assets per annum, applicable in the same manner to the same types of expenses. During 1998, the start-up year for the International Fund, Southeastern reduced its Investment Counsel fees for this Fund by $127,852 to comply with the expense limitation.

Investment Counsel fees paid by each Fund for the last three fiscal years are as follows:

                                                   1998          1997          1996
                                                -----------   -----------   -----------
Partners Fund.................................  $26,393,753   $20,885,285   $17,004,356
International Fund............................  $   212,286            --            --
Realty Fund...................................  $ 8,173,553   $ 5,064,551   $   391,283
Small-Cap Fund................................  $ 9,831,536   $ 5,697,623   $ 1,735,200

                              FUND ADMINISTRATION

Southeastern serves as Fund Administrator and in that capacity manages or performs all business and administrative operations of each Fund, including the following:

- Preparation and maintenance of all accounting records

- Preparation and filing of required financial reports and tax returns

- Securities registrations and reports of sales of shares

- Calculation of daily net asset value per share

- Preparation and filing of prospectuses, proxy statements, and other reports to shareholders

- General coordination and liaison among the Investment Counsel, the custodian bank, the transfer agent, authorized dealers, other outside service providers, and regulatory authorities

- Supplying office space and general administrative support for the above functions.

Each Fund pays an Administration Fee equal to 0.10% per annum of the average daily net assets, which is accrued daily and paid monthly in arrears. Administration fees paid by each Fund for the last three fiscal years are as follows:

                                                       1998         1997         1996
                                                    ----------   ----------   ----------
Partners Fund.....................................  $3,385,838   $2,651,375   $2,133,914
International Fund................................  $   14,152           --           --
Realty Fund.......................................  $  817,356   $  506,455   $   43,848
Small-Cap Fund....................................  $1,177,540   $  632,636   $  173,520

The Funds also reimburse the Administrator for the charges for computer programs and hardware solely used to process Fund transactions and a portion of the compensation of the Funds' Treasurer. These reimbursable expenses are allocated among the portfolios taking into account their respective assets and number of shareholders. The Administrator has not been leasing computer hardware equipment for dedicated use by the Fund and has not requested reimbursement for costs or charges related to computer hardware. Reimbursable expenses paid by each Fund for the last three fiscal years are as follows:

                                                          1998       1997       1996
                                                        --------   --------   --------
Partners Fund.........................................  $159,255   $192,492   $168,016
International Fund....................................  $  9,704         --         --
Realty Fund...........................................  $ 48,319   $ 19,076   $ 30,397
Small-Cap Fund........................................  $ 59,371   $ 26,959   $ 15,838

All other direct operating expenses are paid by that particular Fund. Such expenses include but are not limited to the following: (i) fees of the Custodian and Transfer Agent; (ii) compensation of the independent public accountants, outside legal counsel, and fees and travel expenses of the Trustees who are not officers or employees of Southeastern; (iii) any franchise, income and other taxes relating to the Funds or their securities; (iv) all filing fees and legal expenses incurred in qualifying and continuing the registrations of the shares for sale with the Securities and Exchange Commission and with any regulatory agency in the several states; (v) insurance premiums and trade association dues;
(vi) the costs of typesetting, printing and mailing to shareholders such documents as prospectuses, proxy statements, dividend notices and all other communications; (vii) expenses of meetings of shareholders and the Boards of Trustees; (viii) external expenses related to pricing the Funds' portfolio securities; and (ix) any extraordinary expenses such as expenses of litigation. The Funds also pay the expenses of stationery, appropriate forms, envelopes, checks, postage, overnight air courier charges, telephone charges, and printing and mailing charges for shareholder communications and similar items.

Terms of Operating Agreements. Each Fund has entered into agreements with Southeastern as Investment Counsel and separately as Fund Administrator, initially effective for a period of two years. Each agreement must be renewed prior to August 1 of each year by the affirmative vote of a majority of the outstanding voting securities of each Fund or by a majority of the members of the Board of Trustees, including a majority of the Trustees who are not "interested" Trustees. Such Agreements will automatically terminate in the event of assignment as defined in the Investment Company Act of 1940. The Funds may terminate such Agreements, without penalty, upon 60 days' written notice by a majority vote of the Board of Trustees or by a majority of the outstanding voting securities of the particular Fund.

                            OTHER SERVICE PROVIDERS

Custodian of Fund Assets. State Street Bank and Trust Company, located at One Heritage Drive, North Quincy, MA 02171, serves as Custodian of the assets of each Fund. Where possible, the Custodian utilizes book entry records with securities depositories, which in turn may have book entry records with transfer agents of the issuers of the securities. With respect to U.S. Government issues the Custodian may utilize the book entry system of the Federal Reserve System. The Custodian is responsible for collecting the proceeds of securities sold and disbursement of the cost of securities purchased by the Funds. State Street Bank also serves as the foreign custody manager for the Funds with respect to foreign securities, using foreign sub-custodians which participate in its global custody network.

Transfer Agent. National Financial Data Services ("NFDS"), located at 330 W. 9th Street, Kansas City, MO 64105, an affiliate of State Street Bank and Trust Company, is the transfer agent and dividend disbursing agent. NFDS maintains all shareholder accounts and records; processes all transactions including purchases, redemptions, transfers and exchanges; prepares and mails account confirmations and correspondence; issues stock certificates; and handles all account inquiries.

Independent Public Accountants. PricewaterhouseCoopers, L.L.P. is the Fund's independent public accounting firm. The Funds are served by the Baltimore office, located at 250 West Pratt Street, Suite 2100, Baltimore MD 21201, and by the Boston office, located at One Post Office Square, Boston, MA 02109.

Legal Counsel. Dechert Price and Rhoads, a law firm with offices in major cities including Washington, Philadelphia, New York City, and Boston, is the Funds' special legal counsel. The Funds are served by the Washington office, located at 1775 Eye Street, NW, Washington, DC 20006-2402, and the Boston office, located at Ten Post Office Square, South, Boston, MA 02109-4603. Charles
D. Reaves, Executive Vice President of the Funds and Vice President and General Counsel of Southeastern, is General Counsel of the Funds, and Andrew R. McCarroll is Vice President and Assistant General Counsel of the Funds and Southeastern.

                      ALLOCATION OF BROKERAGE COMMISSIONS

Southeastern, in its capacity as Investment Counsel, is responsible under the supervision of the Board of Trustees for the selection of members of securities exchanges, brokers and dealers (referred to as "brokers") for the execution of portfolio transactions and, when applicable, the negotiation of brokerage commissions. On behalf of each Fund, Southeastern is also responsible for investment decisions and for the placement and execution of purchase and sale orders through selected brokers. All investment decisions and placements of trades for the purchase and sale of portfolio securities are made in accordance with the following principles:

          1. Purchase and sale orders are usually placed with brokers who are recommended by Southeastern and/or selected by management of the Fund as able to achieve "best execution" of such orders. "Best execution" means prompt and reliable execution at the most favorable security price, taking into account the following provisions. The determination of what may constitute best execution and price in the execution of a securities transaction by a broker involves a number of considerations, including, among others, the overall direct net economic result to the Fund (involving both price paid or received and any commissions and other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction in the future, the financial strength and stability of the broker, and the ability of the broker to commit resources to the execution of the trade. Such considerations are judgemental and are weighed by Southeastern and the Board of Trustees in determining the overall reasonableness of brokerage commissions.

          2. In recommending or selecting brokers for portfolio transactions, Southeastern takes into account its past experience in determining those qualified to achieve "best execution".

          3. Southeastern is authorized to recommend and the Fund is authorized to allocate brokerage and principal purchase and sales transactions to brokers who have provided brokerage and research services, as such services are defined in Section 28(e) of the Securities Exchange Act of 1934 (the "1934 Act"), and for other services which benefit the Fund directly through reduction of the Fund's expense obligations, such as a reduction in the Fund's share of the lease charges for computer expenses. Southeastern could cause the Fund to pay a commission for effecting a securities transaction in excess of the amount another broker would have charged for effecting that transaction, if Southeastern in making the recommendation in question determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services or other benefits provided the Fund by such broker. In reaching such determination, neither Southeastern nor the officer of the Fund making the decision is required to place a specific dollar value on the research or execution services of a broker. In demonstrating that such determinations were made in good faith, Southeastern and the officer of the Fund shall be prepared to show that all commissions were allocated and paid for purposes contemplated by the Fund's brokerage policy; that any other benefits or services provided the Fund were in furtherance of lawful and appropriate obligations of the Fund; and that the commissions paid were within a reasonable range. Such determination shall be based on available information as to the level of commissions known to be charged by other brokers on comparable transactions, but there shall be taken into account the Fund's policies (i) that paying the lowest commission is deemed secondary to obtaining a favorable price and (ii) that the quality, comprehensiveness and frequency of research studies which are provided for the Fund and Southeastern may be useful to Southeastern in performing its services under its Agreement with the Fund but are not subject to precise evaluation. Research services provided by brokers to the Fund or to Southeastern are considered to be supplementary to, and not in lieu of services required to be performed by Southeastern.

          4. Purchases and sales of portfolio securities within the United States other than on a securities exchange are executed with primary market makers acting as principal, except where, in the judgment of Southeastern, better prices and execution may be obtained on a commission basis or from other sources.

          5. Sales of a Fund's shares by a broker are one factor among others to be taken into account in recommending and in deciding to allocate portfolio transactions (including agency transactions, principal transactions, purchases in underwritings or tenders in response to tender offers) for the account of the Fund to a broker, provided that the broker shall furnish "best execution", as defined in paragraph 1 above, and that such allocation shall be within the scope of the Fund's other policies as stated above; and provided further that in every allocation made to a broker in which the sale of Fund shares is taken into account, there shall be no increase in the amount determined, as set forth in paragraph 3 above, on the basis of best execution plus research services, without taking account of or placing any value upon such sales of Fund shares.

Investment decisions for each Fund are made independently from those of the other Funds or accounts of other clients managed by Southeastern, but the same security may be held in the portfolios of more than one Fund or one managed account. When several accounts and the Funds' portfolios simultaneously purchase or sell the same security, the prices and amounts will be equitably allocated among all such accounts. In some situations this procedure could adversely affect the price or quantity of the security available to one or more of the Funds, but in other situations the ability to participate in larger volume transactions may enable a Fund to realize better executions, prices, and lower commissions.

Southeastern does not own an interest in any brokerage firm and places trades for the Funds through independent brokerage firms. Brokerage commissions paid by the Funds for the past three years are as follows:

                                                       1998         1997         1996
                                                    ----------   ----------   ----------
Partners Fund.....................................  $6,461,416   $4,707,780   $2,172,895
International Fund (partial year).................  $  282,438           --           --
Realty Fund.......................................  $1,362,321   $1,791,258   $  427,047
Small-Cap Fund....................................  $4,088,165   $1,632,755   $  576,550

Brokerage commissions for the Partners Fund and the Small-Cap Fund were higher during 1998 as the result of several factors. A number of portfolio holdings reached their appraised or intrinsic value and were sold.

Several companies spun-off a subsidiary, which was sold. In addition, the assets of the Funds have increased substantially during the past three years, and a substantial portion of the new assets were invested in equities during the market decline during the summer and fall of 1998.

                    CAPITAL STOCK AND INDEMNIFICATION RIGHTS

Longleaf Partners Funds Trust (the "Trust") is a Massachusetts business trust with four separate series or Funds. Each series issues its capital stock in the form of shares of beneficial interest having no par value. Each Fund may issue an unlimited number of shares of beneficial interest, all of which are of one class. Each share of each Fund has equal voting rights with all other shares of that Fund. Shares do not have cumulative voting rights, which means that holders of less than 50% of the outstanding shares cannot cumulate their total votes for all Trustees in order to elect a single Trustee, and the holders of more than 50% of the outstanding shares may elect 100% of the particular Fund's Trustees.

A Massachusetts business trust is not required to hold annual meetings of shareholders. Annual meetings ordinarily will not be held unless so required by the provisions of the Investment Company Act of 1940, which would include such matters as amending the investment advisory agreement or electing new members of the Board of Trustees. The Board of Trustees may fill vacancies on the Board if at least two-thirds of the Trustees serving after the new appointment were elected by shareholders.

Each share of beneficial interest represents an equal proportionate interest in the assets of the particular Fund with every other share and each share is entitled to a proportionate share of dividends and distributions of net income and capital gains belonging to that Fund when declared by the Board of Trustees. There are no preemptive, subscription, or conversion rights.

When a Fund has received payment of the net asset value per share, each share issued is fully paid and non-assessable. Under Massachusetts law, shareholders of a mutual fund which is a series of a Massachusetts business trust could, in theory, be held personally liable for certain obligations of the particular series. Our Declaration of Trust contains an express disclaimer of shareholder liability for obligations of each series, and this disclaimer is included in contracts between the Funds and third parties. The Declaration of Trust also provides for indemnification from the assets of each series for shareholder liability for covered acts or obligations should any shareholder be held personally liable under these provisions.

The Declaration of Trust and By-Laws provide that no Trustee, officer, employee, or agent of any Fund shall be subject to any personal liability to the Fund or its shareholders for any action or failure to act, except for such person's willful misfeasance, bad faith, gross negligence, or reckless disregard of the person's duties. The Trust indemnifies each such person against all such losses other than the excepted losses. The agreements between the Trust and, respectively, the Investment Counsel and the Fund Administrator provide for indemnification and relieve each such entity of liability for any act or omission in the course of its performance under the particular agreement, including any mistake of judgment, in the absence of willful misfeasance, bad faith or gross negligence.

                  PURCHASE, REDEMPTION, AND PRICING OF SHARES

The methods of purchasing and redeeming shares through the transfer agent, NFDS, are described on pages 25 through 31 of the Prospectus. Shares are offered and redeemed at the net asset value per share next computed after receiving a purchase order or a redemption request. Such calculations are made once a day, at the close of regular trading on the New York Stock Exchange, usually at 4:00 p.m. Eastern Time.

To compute net asset value per share, we value all Fund assets daily, including accruing dividends declared on portfolio securities and other rights to future income. Liabilities are accrued and subtracted from assets, and the resulting amount is dividend by the number of shares of beneficial interest then outstanding. The following formula illustrates this calculation:

   Net Assets
------------------------  equals  Net Asset Value Per Share
   Shares Outstanding

The net asset value per share for each of the Longleaf Partners Funds as shown in the Statement of Assets and Liabilities for the year ended December 31, 1998, shown on pages 38 and 39, was calculated as follows:

           PARTNERS FUND                       INTERNATIONAL FUND

   $3,685,299,923                           $75,572,530
                       = $24.39                           = $9.97
   ---------------                         -------------
     151,097,394                             7,583,796

            REALTY FUND                          SMALL-CAP FUND
    $775,695,604                           $1,355,363,619
                       = $14.55                           = $21.95
   ---------------                         -------------
     53,308,405                             61,740,958

In valuing Fund assets, we apply the following procedures:

(1) Portfolio securities listed or traded on a securities exchange and over-the-counter securities traded on the NASDAQ national market are valued at the last sale price; if there were no sales that day, securities listed on major exchanges are valued at the midpoint between the latest available and representative bid and ask prices;

(2) All other portfolio securities for which over-the-counter market quotations are readily available are valued at the midpoint between the latest available and representative bid and ask prices;

(3) When market quotations are not readily available, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Funds' Trustees;

(4) Valuation of debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors;

(5) The fair value of short term United States Government obligations and other debt securities will be determined on an amortized cost basis; and

(6) The value of other assets, including restricted and not readily marketable securities, will be determined in good faith at fair value under procedures established by and under the general supervision of the Trustees.

(7) Assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars using a method of determining a rate of exchange consistent with policies established by the Board of Trustees.

The Funds normally calculate net asset value as of the close of business of the New York Stock Exchange. Trading in securities on European and Far Eastern securities exchanges or in other foreign markets is normally completed on days (such as on week-ends) and at times when the New York Stock Exchange is not open for business. In addition, trading in such international markets may not take place on days when the New York Stock Exchange is open for business. Because of the different trading days or hours in the various foreign markets, the calculation of the Funds' net asset value may not take place contemporaneously with the determination of the closing prices of some foreign securities on the particular foreign exchanges or in other foreign markets in which those securities are traded. The Funds follow the practice of converting closing market prices denominated in foreign currency to U.S. dollars using the noon Reuters currency exchange rates. This practice is widely used in the industry and tends to reduce pricing differences between the close of the foreign markets and the close of business on the New York Stock Exchange.

The Funds expect to follow their standard procedures in valuing foreign securities even though there may be interim market developments which could have an effect on the net asset value. However, should events occur which could materially or significantly affect the valuation of such securities between the time when their closing prices are determined in the usual manner and the time the net asset value is calculated, the Funds may, in the discretion of the Board of Trustees and in the absence of specific regulatory requirements, elect to value these securities at fair value as determined in good faith by the Board of Trustees.

                           ADDITIONAL TAX INFORMATION

Each Fund intends to qualify for favorable tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended. Qualification does not involve supervision of management or investment practices or policies by the Internal Revenue Service. In order to qualify as a regulated investment company, a Fund must, among other things, derive at least 90% of its gross income from dividends, interest, payments with respect to proceeds from securities loans, gains from the sale or other disposition of securities and other income (including gains from options future and forward foreign currency contracts) derived with respect to its business of investing in such securities. Each Fund must also diversify its holdings so that, at the end of each quarter of its taxable year, (i) at least 50% of the market value of total assets is represented by cash, U.S. Government securities and other securities limited in respect of any one issuer, to an amount not greater than 5% of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities). Further, a regulated investment company may invest not more than 25 percent of the value of its total assets in the securities of two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses.

If a Fund qualifies under the Internal Revenue Code for favorable tax treatment, it is not subject to federal income tax or state taxation in the Commonwealth of Massachusetts on its investment company taxable income and any net realized capital gains which are distributed to shareholders. Instead, shareholders other than tax exempt organizations are taxable at their personal income tax rates on the distributions declared, even if the distributions are reinvested in additional shares of the Funds. If a Fund should fail to qualify for favorable tax treatment under the Internal Revenue Code, the Fund itself would be subject to federal income tax and to taxation by the Commonwealth of Massachusetts on these amounts. To qualify again for favorable tax treatment under the Internal Revenue Code, the Fund must distribute all undistributed earnings and profits to shareholders, who then would be subject to taxation on the amounts distributed.

At December 31, 1998, the Funds had capital loss carryovers for federal income tax purposes which may be applied against future net taxable realized gains of each succeeding year until the earlier of their utilization or expiration on December 31, 2006 as follows:

Partners Fund...............................................           None
International Fund..........................................  $     867,951
Realty Fund.................................................  $  17,735,542
Small-Cap Fund..............................................           None

The Funds may purchase certain debt securities which may be secured in whole or in part by interests in real estate. If there should be a default and a Fund were to acquire real estate by foreclosure, income generated by that real estate (including rental income and gain on its disposition) may not be regarded as qualifying income. If the Fund's non-qualifying income for a taxable year exceeds 10% of its gross income, it would fail to qualify for favorable tax treatment.

Investment income received by the Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle the Fund to a reduced rate of tax or exemption from tax on such income. It is not possible to determine the effective rate of foreign tax in advance, because the amount of assets to be invested within various countries is not known.

If a Fund owns shares in a foreign corporation that constitutes a "passive foreign investment company" for U.S. federal income tax purposes and the Fund does not elect or is not able to treat the foreign corporation as a "qualified electing fund" within the meaning of the Code, the Fund may be subject to U.S. federal income tax on a portion of any "excess distribution" it receives from the foreign corporation or any gain it derives from the disposition of such shares, even if such income is distributed as a taxable dividend by the Fund to its U.S. shareholders. The Fund may also be subject to additional tax in the nature of an interest charge with respect to deferred taxes arising from such distributions or gains. Any tax paid by the Fund as a result of its ownership of shares in a "passive foreign investment company" will not give rise to any deduction or credit to the Fund or any shareholder. If the Fund owns shares in a "passive foreign investment company" and the Fund treats the foreign corporation as a "qualified electing fund" under the Code, the Fund may be required to include in its income each year a portion of the ordinary income and net capital gains of the foreign corporation, even if this income is not distributed to the Fund. Any such income may be treated as ordinary income and would be subject to the distribution requirements described above, even if the Fund does not receive any amounts to distribute.

                    INVESTMENT PERFORMANCE AND TOTAL RETURN

Total Return Calculation. The average annual total return on an investment in shares of each of the Funds for a particular period is calculated using a specific formula required by the Securities & Exchange Commission. The formula takes into account any appreciation or depreciation in the portfolio, assumes reinvestment of all dividends and capital gains distributions, and then mathematically averages the return over the length of time covered by the calculation. The formula used for computing average annual total return, as specified by regulation, is as follows:

          "Average Annual Total Return" shall mean the average annual compounded rate of return, computed according to the following formula:

                         p(1+T) to the nth power = ERV

        Where  P     =   a hypothetical initial investment of $1,000
               T     =   average annual total return
               n     =   number of years (or fractional portions thereof)
               ERV   =   ending value of a hypothetical $1,000 investment made at the beginning of the period (or fractional portion thereof).

The average annual total returns for each of the Funds since their respective initial public offering dates are as follows:

                                                     PARTNERS    REALTY    SMALL-CAP
                                                       FUND       FUND       FUND
                                                     --------    ------    ---------
1998...............................................    14.28%    (12.98)%   12.71%
1997...............................................    28.25%     29.73%     29.04%
1996...............................................    21.02%     40.69%     30.64%
1995...............................................    27.50%        --      18.61%
1994...............................................     8.96%        --       3.64%
1993...............................................    22.20%        --      19.83%
1992...............................................    20.47%        --       6.87%
1991...............................................    39.19%        --      26.31%
1990...............................................   (16.35)%       --     (30.05)%
1989...............................................    23.26%        --      21.51%
1988...............................................    35.19%        --         --

The average annual returns for each of the Funds for the cumulative periods shown, ending on December 31, 1998, are as follows:

PARTNERS FUND
  5 years ended 12/31/98....................................  19.77%
  10 years ended 12/31/98...................................  17.94%
  From Initial Public Offering on 4/8/87 through 12/31/98...  16.69%
INTERNATIONAL FUND
  From Initial Public offering on 10/26/98 through
     12/31/98...............................................   9.02%
REALTY FUND
  From Initial Public Offering on 1/2/96 through 12/31/98...  16.69%
SMALL-CAP FUND
  5 years ended 12/31/98....................................  18.49%
  From Initial Public offering on 2/21/89 through
     12/31/98...............................................  12.56%

Investment Performance Information. The Funds may publish their total returns in advertisements and communications to shareholders. Total return information will include the average annual compounded rate of return for the one, five, and ten year periods (or since initial public offering) ended at the close of the most recent calendar quarter. Each Fund may also advertise or provide aggregate and average total return information for different periods of time, such as the latest calendar quarter or for the calendar year-to-date.

Each Fund may also compare its performance to that of widely recognized unmanaged stock market indices as well as other more specialized indices. The Funds may also compare their performance with that of other mutual funds having similar investment objectives and with the industry as a whole, as determined by outside services such as Lipper Analytical Services, Inc., CDA Technologies, Morningstar, Inc., and The Value Line Mutual Fund Survey. The Funds may also provide information on their relative rankings as published in such newspapers and magazines as The Wall Street Journal, Barron's, Forbes, Business Week, Money, Financial World, and other similar publications.

Use of Total Return Information. Average annual total return information may be useful to investors in considering each Fund's past investment performance. However, certain factors should be taken into account before basing an investment decision on this information. First, in comparing the Fund's total return with the total return of any market indices for the same period, the investor should be aware that market indices are unmanaged and contain different and generally more numerous securities than the Funds' portfolios. Some market indices are not adjusted for reinvested dividends, and no adjustment is made in the Funds' total returns or the total returns of any market indices for taxes payable on distributions.

An investment in the Funds is an equity investment. As a result, total returns will fluctuate over time, and the total return for any past period is not an indication or representation as to future rates of total return. When comparing each Fund's total returns with those of other alternatives such as fixed income investments, investors should understand that an equity fund may be subject to greater market risks than are money market or fixed income investments, and that the Funds are designed for investors who are willing to accept such greater market risks for the possibility of realizing greater long-term gains. There is no assurance that the Funds' investment objectives will be achieved.

                   TABLE OF BOND AND PREFERRED STOCK RATINGS

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC. CORPORATE BOND RATINGS:

Aaa -- Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa -- Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Moody's applies the numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through B. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC. PREFERRED STOCK RATINGS:

aaa -- An issue which is rated aaa is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of convertible preferred stocks.

aa -- An issue which is rated aa is considered a high-grade preferred stock. This rating indicates that there is reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

a -- An issue which is rated a is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than the aaa and aa classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

baa -- An issue which is rated baa is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

ba -- An issue which is rated ba is considered to have speculative elements, and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

b -- An issue which is rated b generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

caa -- An issue which is rated caa is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

DESCRIPTION OF STANDARD & POOR'S CORPORATION CORPORATE BOND AND PREFERRED STOCK
RATINGS:

AAA -- Securities rated AAA have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA -- Securities rated AA have a very strong capacity to pay interest and repay principal and differ from the higher rated issues only in small degree.

A -- Securities rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than securities in higher rated categories.

BBB -- Securities rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for securities in this category than for securities in higher rated categories.

BB, B and CCC -- Securities rated BB, B and CCC are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB represents the lowest degree of speculation and CCC the highest degree of speculation. While such securities will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

BB -- Securities rated BB have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

B -- Securities rated B have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or BB rating.

CCC -- Securities rated CCC have a currently identifiable vulnerability to default, and are dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, they are not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

Plus (+) or Minus (-): The ratings from A to CCC may be modified by the addition of a plus or minus sign to show relative standing within major rating categories.

                              FINANCIAL STATEMENTS

The financial statements for the fiscal year ended December 31, 1998, audited by PricewaterhouseCoopers, L.L.P., the Fund's independent public accountants, are included in the printed Annual Report to Shareholders of the Funds, and such Financial Statements are incorporated by reference herein. The Financial Statements contained in such printed Annual Reports, together with the Report of Independent Accountants dated February 5, 1999 are included in this Statement of Additional Information.

--------------------------------------------------------------------------------
                            LONGLEAF PARTNERS FUNDS
                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of Longleaf Partners Funds:

In our opinion, the accompanying statements of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Longleaf Partners Fund, Longleaf Partners International Fund, Longleaf Partners Realty Fund, and Longleaf Partners Small-Cap Fund, each a series of Longleaf Partners Funds Trust, (hereafter referred to as the "Funds"), at December 31, 1998, and the results of each of their operations, the changes in each of their net assets, and the financial highlights for each of the fiscal periods presented, in conformity with generally accepted accounting principles. Theses financial statements and the financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with custodian and brokers provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Baltimore, Maryland
February 5, 1999

--------------------------------------------------------------------------------
                    PARTNERS FUND - PORTFOLIO OF INVESTMENTS
                              AT DECEMBER 31, 1998

      SHARES                                                                                MARKET VALUE
    ----------                                                                             --------------
Common Stock 93.6%
                     Beverages 5.2%
     5,067,200       The Seagram Company Ltd. (Foreign) ................................   $  192,553,600

                     Broadcasting 5.1%
     7,146,362       The News Corporation Limited (Foreign).............................      188,931,945

                     Cable 5.7%
     4,450,000   *   MediaOne Group, Inc................................................      209,150,000

                     Environmental Services 6.0%
     4,748,750       Waste Management, Inc..............................................      221,410,469

                     Health Care 5.7%
     4,840,000       United Healthcare Corporation......................................      208,422,500

                     Investment Management 0.7%
     1,237,700       The Pioneer Group, Inc.............................................       24,444,575

                     Lodging 16.8%
     1,076,380   *   Crestline Capital Corporation(b)...................................       15,742,057
     8,500,000       Hilton Hotels Corporation..........................................      162,562,500
    10,763,800       Host Marriott Corporation(b).......................................      148,674,987
    10,103,600       Marriott International, Inc........................................      293,004,400
                                                                                           --------------
                                                                                              619,983,944
                                                                                           --------------
                     Manufacturing 2.1%
     4,450,000   *   UCAR International, Inc.(b)........................................       79,265,625

                     Multi-Industry 6.9%
     1,565,000       Alexander & Baldwin, Inc...........................................       36,386,250
     3,213,000       Philips Electronics N.V. (Foreign).................................      217,479,937
                                                                                           --------------
                                                                                              253,866,187
                                                                                           --------------
                     Natural Resources 5.9%
     9,772,100       Pioneer Natural Resources Company(b)...............................       85,505,875
     2,900,000       Rayonier Inc.(b)...................................................      133,218,750
                                                                                           --------------
                                                                                              218,724,625
                                                                                           --------------

                     Property & Casualty Insurance 5.8%
    20,167,000       Mitsui Marine and Fire Insurance Company, Ltd. (Foreign)...........      104,598,465
     8,673,000       The Nippon Fire & Marine Insurance Company, Ltd. (Foreign).........       31,450,657
    16,245,000       The Yasuda Fire and Marine Insurance Company, Ltd. (Foreign).......       77,034,570
                                                                                           --------------
                                                                                              213,083,692
                                                                                           --------------
                     Publishing 4.4%
     3,150,000       Knight Ridder, Inc.................................................      161,043,750

                     Real Estate 5.0%
     1,998,400       Boston Properties Inc..............................................       60,951,200
     6,038,591       TrizecHahn Corporation (Foreign)...................................      123,791,116
                                                                                           --------------
                                                                                              184,742,316
                                                                                           --------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
                    PARTNERS FUND - PORTFOLIO OF INVESTMENTS
                              AT DECEMBER 31, 1998

      SHARES                                                                                MARKET VALUE
    ----------                                                                             --------------
                     Transportation 18.3%
     7,003,000       Canadian Pacific Limited (Foreign).................................   $  132,181,625
     6,085,000   *   FDX Corporation(c).................................................      541,565,000
                                                                                           --------------
                                                                                              673,746,625
                                                                                           --------------
                     TOTAL COMMON STOCKS (COST $2,909,987,145)..........................    3,449,369,853
                                                                                           --------------
Short-Term Obligations 6.4%
Federal Home Loan Bank Discount Note, 5.14% due 1-4-99..................................       99,957,917
Repurchase Agreement with State Street Bank, 4.0% due 1-4-99............................      136,060,000
                                                                                           --------------
                                                                                              236,017,917
                                                                                           --------------
TOTAL INVESTMENTS (COST $3,146,005,062)(a).......................................  100.0%   3,685,387,770
OTHER ASSETS AND LIABILITIES, NET................................................     --          (87,847)
                                                                                   -----   --------------
NET ASSETS.......................................................................  100.0%  $3,685,299,923
                                                                                   =====   ==============
NET ASSET VALUE PER SHARE...............................................................           $24.39
                                                                                           ==============

 *  Non-income producing security
(a) Also represents aggregate cost for federal income tax purposes. Aggregate unrealized appreciation and depreciation are $875,271,943 and ($335,889,235), respectively.
(b) Affiliated company. See Note 7.
(c) A portion designated as collateral for forward currency contracts. See Note 10.

Note: Companies designated as "Foreign" are headquartered outside the U.S. and represent 29% of Net Assets.

                        OPEN FORWARD CURRENCY CONTRACTS

                                                                               Currency
   Currency                          Currency Sold and                          Market       Unrealized
  Units Sold                          Settlement Date                           Value           Loss
--------------   ----------------------------------------------------------  ------------   ------------
14,552,730,000   Japanese Yen 1-28-99......................................  $129,355,336   $ (5,990,678)
 6,265,172,522   Japanese Yen 2-26-99......................................    55,969,292     (5,373,509)
   823,095,843   Japanese Yen 7-21-99......................................     7,495,659     (1,304,967)
                                                                             ------------   ------------
                 Total Forward Contracts...................................  $192,820,287   $(12,669,154)
                                                                             ============   ============

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
                 INTERNATIONAL FUND - PORTFOLIO OF INVESTMENTS
                              AT DECEMBER 31, 1998

      SHARES                                                                                MARKET VALUE
    ----------                                                                             --------------
Common Stock 82.3%
                     Agriculture 4.8%
       121,000   *   Agribrands International, Inc. (United States)(b)..................   $    3,630,000
                     Beverages 5.7%
       645,000       The Highland Distilleries PLC (United Kingdom).....................        2,866,592
        37,000       The Seagram Company Ltd. (Canada)..................................        1,406,000
                                                                                           --------------
                                                                                                4,272,592
                                                                                           --------------
                     Broadcasting 5.1%
        97,000       Nippon Broadcasting System(Japan)(b)...............................        3,821,881
                     Cable 2.2%
        69,000       Shaw Communications, Inc. - Class B (Canada).......................        1,668,937
                     Healthcare 2.3%
     1,513,000       Haw Par Corporation Limited (Singapore)(b).........................        1,689,479
                     Multi-Industry 16.1%
    14,970,000       Brierley Investments Limited (New Zealand)(b)......................        3,383,597
        55,000       Philips Electronics N.V. (Netherlands)(b)..........................        3,722,813
     2,350,000       Swire Pacific Limited (Hong Kong)(b)...............................        1,562,070
       937,000       Wassall PLC (United Kingdom)(b)....................................        3,498,981
                                                                                           --------------
                                                                                               12,167,461
                                                                                           --------------
                     Natural Resources 10.2%
       442,000   *   Anderson Exploration Limited (Canada)..............................        3,960,896
     1,280,000   *   Gulf Canada Resources Limited (Canada).............................        3,760,000
                                                                                           --------------
                                                                                                7,720,896
                                                                                           --------------
                     Property & Casualty Insurance 17.5%
       760,000       The Dai-Tokyo Fire and Marine Insurance Company, Ltd. (Japan)(b)...        2,649,968
       324,000       The Dowa Fire and Marine Insurance Company, Ltd. (Japan)...........        1,186,209
       788,000       The Nippon Fire & Marine Insurance Company, Ltd. (Japan)(b)........        2,857,502
       965,000       The Nissan Fire & Marine Insurance Company, Ltd. (Japan)(b)........        2,860,048
       777,000       The Yasuda Fire & Marine Insurance Company, Ltd. (Japan)(b)........        3,684,571
                                                                                           --------------
                                                                                               13,238,298
                                                                                           --------------
                     Restaurants 4.1%
       334,000       Kentucky Fried Chicken Japan (Japan)(b)............................        3,115,281
                     Transportation 14.3%
       175,000       Canadian Pacific Limited (Canada)..................................        3,303,125
        44,000   *   FDX Corporation (United States)(b).................................        3,916,000
       210,000   *   Wisconsin Central Transportation Corporation (United States).......        3,609,375
                                                                                           --------------
                                                                                               10,828,500
                                                                                           --------------
         TOTAL COMMON STOCKS (COST $59,515,891).........................................       62,153,325
                                                                                           --------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
                 INTERNATIONAL FUND - PORTFOLIO OF INVESTMENTS
                              AT DECEMBER 31, 1998

                                                                                            MARKET VALUE
                                                                                           --------------
Short-Term Obligations 23.5%
Repurchase Agreement with State Street Bank, 4.00% due 1-4-99...........................   $   17,789,000
                                                                                           --------------
TOTAL INVESTMENTS (COST $77,304,891)(a)..........................................  105.8%      79,942,325
OTHER ASSETS AND LIABILITIES, NET................................................   (5.8)      (4,369,962)
                                                                                   -----   --------------
NET ASSETS.......................................................................  100.0%  $   75,572,363
                                                                                   =====   ==============
NET ASSET VALUE PER SHARE...............................................................            $9.97
                                                                                           ==============

*   Non-income producing security
(a) Aggregate cost for federal income tax purposes. Aggregate unrealized appreciation and depreciation are $4,396,327 and ($1,758,893), respectively
(b) All or a portion designated as collateral on forward currency contracts. See
    Note 10.

                        OPEN FORWARD CURRENCY CONTRACTS

  Currency                          Currency Sold and                         Currency     Unrealized
 Units Sold                          Settlement Date                        Market Value   Gain (Loss)
-------------   ----------------------------------------------------------  ------------   -----------
    3,178,628   British Pound 9-8-99......................................  $ 5,269,384    $   (42,320)
      106,000   British Pound 12-30-99....................................      175,674          1,855
    1,802,146   Canadian Dollars 3-30-99..................................    1,173,574        (11,813)
    7,212,383   Hong Kong Dollars 8-20-01.................................      895,958       (154,709)
    5,019,162   Hong Kong Dollars 8-18-99.................................      643,485        (23,075)
2,003,546,192   Japanese Yen 8-18-99......................................   18,311,077     (2,341,567)
  349,428,694   Japanese Yen 12-30-99.....................................    3,246,542        (87,649)
    6,650,710   New Zealand Dollars 9-3-99................................    3,514,392        (69,558)
    2,362,725   Singapore Dollars 8-18-99.................................    1,453,851       (123,787)
                                                                            -----------    -----------
                                                                            $34,683,937    $(2,852,623)
                                                                            ===========    ===========

                               COUNTRY ALLOCATION

Japan.......................................................   29.9%
Canada......................................................   23.8
United States...............................................   18.8
United Kingdom..............................................   10.7
Netherlands.................................................    6.3
New Zealand.................................................    5.6
Singapore...................................................    2.6
Hong Kong...................................................    2.3
                                                              -----
                                                              100.0%
                                                              =====

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
                     REALTY FUND - PORTFOLIO OF INVESTMENTS
                              AT DECEMBER 31, 1998

      SHARES                                                                               MARKET VALUE
    ----------                                                                             ------------
Common Stock - 88.2%
                     Diversified Realty 16.1%
     4,209,800   *   Catellus Development Corporation...................................   $ 60,252,762
     2,280,000   *   Excel Legacy Corporation(b)........................................      9,120,000
     1,651,900       Forest City Enterprises, Inc. - Class A(b).........................     43,362,375
       135,200       Forest City Enterprises, Inc. - Class B............................      3,481,400
       440,600       TrizecHahn Corporation (Foreign)...................................      9,032,300
                                                                                           ------------
                                                                                            125,248,837
                                                                                           ------------
                     Lodging 26.2%
       547,020   *   Crestline Capital Corporation......................................      8,000,168
     1,895,000       Hilton Hotels Corporation..........................................     36,241,875
     5,470,200       Host Marriott Corporation(d).......................................     75,557,137
       286,200       Marriott International, Inc. - Class A.............................      8,299,800
     1,060,000   *   Promus Hotel Corporation...........................................     34,317,500
     2,153,400   *   Red Roof Inns, Inc.(b).............................................     36,338,625
       481,846   *   Supertel Hospitality, Inc.(b)......................................      4,396,845
                                                                                           ------------
                                                                                            203,151,950
                                                                                           ------------
                     Mortgage Financing 3.0%
     1,088,000       Bay View Capital Corp.(b)..........................................     23,596,000

                     Natural Resources/Land 8.9%
       304,200   *   Castle & Cooke, Inc................................................      4,486,950
       650,000       Deltic Timber Corporation..........................................     13,243,750
       261,000       Rayonier Inc.......................................................     11,989,688
     6,950,000       TimberWest Forest Corp.(b) (Foreign)...............................     40,101,827
                                                                                           ------------
                                                                                             69,822,215
                                                                                           ------------
                     Office 21.0%
       447,300       Alexandria Real Estate Equities, Inc. (REIT).......................     13,838,344
     2,075,000       Beacon Capital Partners, Inc.(b)(c)(REIT)..........................     40,504,000
     1,187,800       Boston Properties Inc. (REIT)......................................     36,227,900
     1,090,900       Cousins Properties Incorporated (REIT).............................     35,181,525
     2,443,300       Prime Group Realty Trust(b) (REIT).................................     36,954,912
                                                                                           ------------
                                                                                            162,706,681
                                                                                           ------------
                     Retail 11.3%
     1,223,800       Getty Realty Corp.(b)..............................................     17,898,075
       915,000   *   IHOP Corp.(b)......................................................     36,542,813
     3,371,400       Prime Retail, Inc.(b) (REIT).......................................     33,081,862
                                                                                           ------------
                                                                                             87,522,750
                                                                                           ------------
                     Non-realty 1.7%
       650,000       The Pioneer Group, Inc.............................................     12,837,500
                                                                                           ------------
                     TOTAL COMMON STOCKS (COST $713,420,651)............................    684,885,933
                                                                                           ------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
                     REALTY FUND - PORTFOLIO OF INVESTMENTS
                              AT DECEMBER 31, 1998

      SHARES                                                                               MARKET VALUE
    ----------                                                                             ------------
Preferred Stock - 8.8%
                     Diversified Realty 8.8%
    14,600,000   *   Excel Legacy Corporation - Series A Liquidating Preference
                       Convertible(b)(c)................................................   $ 68,031,620
                                                                                           ------------
                     TOTAL PREFERRED STOCK (COST $73,000,000)...........................     68,031,620
                                                                                           ------------
Options - 0.6%
    CONTRACTS
    ----------
                     Natural Resources/Land 0.6%
                     Put Options Written
         5,494       Newhall Land and Farming Company, expiring
                     April '99 @ $20 (Premiums received $1,076,268).....................        (16,482)
         2,967       Newhall Land and Farming Company, expiring October '99 @ $25
                     (Premiums received $709,919).......................................       (480,654)
                     Call Options Purchased
         5,494       Newhall Land and Farming Company, expiring
                     April '99 @ $20 (Cost $1,761,493)..................................      3,851,294
         2,967       Newhall Land and Farming Company, expiring October '99 @ $25 (Cost
                     $1,225,243)........................................................      1,222,404
                                                                                           ------------
                                                                                              4,576,562
                                                                                           ------------
    Short-Term Obligations 1.4%

    Repurchase Agreement with State Street Bank, 4.00% due 1-4-99.......................     10,494,000
                                                                                           ------------
TOTAL INVESTMENTS (COST $798,115,200)(a).........................................   99.0%   767,988,115
OTHER ASSETS AND LIABILITIES, NET................................................    1.0      7,707,489
                                                                                   -----   ------------
NET ASSETS.......................................................................  100.0%  $775,695,604
                                                                                   =====   ============
NET ASSET VALUE PER SHARE...............................................................         $14.55
                                                                                                 ======

*  Non-income producing security
(a) Also represents aggregate cost for federal income tax purposes. Aggregate unrealized appreciation and depreciation are $51,167,842 and ($81,294,927), respectively.
(b) Affiliated company. See Note 7.
(c) Illiquid, board valued security. See Note 8.
(d) A portion designated as collateral on Newhall options. See Note 10.

Note: Companies designated as "Foreign" are headquartered outside the U.S. and represent 6% of Net Assets. REITs comprise 25% of Net Assets.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
                   SMALL-CAP FUND - PORTFOLIO OF INVESTMENTS
                              AT DECEMBER 31, 1998

      SHARES                                                                                MARKET VALUE
    ----------                                                                             --------------
Common Stock 94.7%
                     Agriculture 2.3%
     1,015,400   *   Agribrands International, Inc.(b)..................................   $   30,462,000
                     Broadcasting 1.1%
       367,000       Nippon Broadcasting System (Foreign)(d)............................       14,460,108
                     Building Materials 0.4%
       405,000       Sangetsu Co., Ltd (Foreign)(d).....................................        5,966,351
                     Business Services 1.7%
     1,104,400   *   Pinkerton's, Inc.(b)...............................................       23,537,525
                     Cable 11.6%
       100,000       Shaw Communications Inc. - Class A (Foreign).......................        2,391,830
     6,479,800       Shaw Communications Inc. - Class B
                       (Foreign)(b)(d)..................................................      154,985,773
                                                                                           --------------
                                                                                              157,377,603
                                                                                           --------------
                     Commercial Lighting 2.1%
     1,397,700   *   Genlyte Group Incorporated(b)......................................       26,206,875
       115,050       Thomas Industries, Inc.............................................        2,257,856
                                                                                           --------------
                                                                                               28,464,731
                                                                                           --------------
                     Entertainment 2.2%
     1,470,000   *   Carmike Cinemas, Inc. -- Class A(b)................................       29,859,375
                     Investment Management 1.3%
       865,000       The Pioneer Group, Inc.............................................       17,083,750
                     Lodging 6.7%
     2,816,100   *   Promus Hotel Corporation...........................................       91,171,238
                     Manufacturing 12.0%
     2,064,740       AMETEK, Inc.(b)....................................................       46,069,511
     1,740,000   *   The Carbide/Graphite Group, Inc.(b)................................       25,665,000
       640,700       Robbins & Myers, Inc.(b)...........................................       14,175,487
       433,200   *   Scott Technologies, Inc............................................        7,161,359
     3,729,600       U.S. Industries, Inc...............................................       69,463,800
                                                                                           --------------
                                                                                              162,535,157
                                                                                           --------------
                     Mortgage Financing 3.2%
     2,006,100       Bay View Capital Corp.(b)(d).......................................       43,507,294
                     Natural Resources 9.6%
       845,000       Deltic Timber Corporation(b).......................................       17,216,875
     3,349,996       Gendis Inc. - Class A(b)(c)(Foreign)...............................       10,366,732
    21,584,400   *   Gulf Canada Resources Limited(b)(Foreign)..........................       63,404,175
     6,950,000       TimberWest Forest Corp.(b)(Foreign)................................       40,101,827
                                                                                           --------------
                                                                                              131,089,609
                                                                                           --------------
                     Pharmaceuticals 3.7%
     5,686,100   *   Perrigo Company(b).................................................       50,108,756
                     Property & Casualty Insurance 15.9%
       239,101   *   Alleghany Corporation..............................................       44,921,100
        96,000       The Chiyoda Fire and Marine Insurance Company, Ltd. (Foreign)......          317,159

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
                   SMALL-CAP FUND - PORTFOLIO OF INVESTMENTS
                              AT DECEMBER 31, 1998

      SHARES                                                                                MARKET VALUE
    ----------                                                                             --------------
     3,840,000       The Dai-Tokyo Fire and Marine Insurance Company, Ltd.
                       (Foreign)(d).....................................................   $   13,389,312
     3,910,000       Fuji Fire and Marine Insurance Company, Limited (Foreign)(d).......        7,498,363
     1,777,400       Hilb, Rogal and Hamilton Company(b)................................       35,325,825
     7,670,000       The Nissan Fire & Marine Insurance Company, Ltd. (Foreign)(d)......       22,732,193
     2,276,800       Orion Capital Corporation(b).......................................       90,645,100
                                                                                           --------------
                                                                                              214,829,052
                                                                                           --------------
                     Real Estate 11.3%
     4,203,400   *   Catellus Development Corporation...................................       60,161,163
     1,135,400       Cousins Properties Incorporated(d).................................       36,616,650
       631,700   *   IHOP Corp.(b)......................................................       25,228,519
     1,520,000       TrizecHahn Corporation (Foreign)...................................       31,160,000
                                                                                           --------------
                                                                                              153,166,332
                                                                                           --------------
                     Restaurants 1.1%
       982,400   *   VICORP Restaurants, Inc.(b)........................................       15,227,200
                     Retail 5.4%
     2,333,400       Midas Inc.(b)......................................................       72,627,075

                     Transportation 3.1%
     2,460,800   *   Wisconsin Central Transportation Corporation.......................       42,295,000
                                                                                           --------------
         TOTAL COMMON STOCKS (COST $1,139,085,503)......................................    1,283,768,156
                                                                                           --------------

Short-Term Obligations 5.5%
Federal Home Loan Bank Discount Note, 5.14% due 1-4-99..................................       49,978,958
Repurchase Agreement with State Street Bank, 4.00% due 1-4-99...........................       25,171,000
                                                                                           --------------
                                                                                               75,149,958
                                                                                           --------------
TOTAL INVESTMENTS (COST $1,214,235,461)(a).......................................  100.2%   1,358,918,114
OTHER ASSETS AND LIABILITIES, NET................................................   (0.2)      (3,554,495)
                                                                                   -----   --------------
NET ASSETS.......................................................................  100.0%  $1,355,363,619
                                                                                   =====   ==============
NET ASSET VALUE PER SHARE...............................................................           $21.95
                                                                                                   ======

*   Non-income producing security
(a) Also represents aggregate cost for federal income tax purposes. Aggregate unrealized appreciation and depreciation are $234,503,217 and ($89,820,564), respectively.
(b) Affiliated company. See Note 7.
(c) Illiquid security. See Note 8.
(d) All or a portion designated as collateral on forward currency contracts. See
    Note 10.
Note: Companies designated as "Foreign" are headquartered outside the U.S. and represent 27% of Net Assets.

                        OPEN FORWARD CURRENCY CONTRACTS

  Currency                           Currency Sold and                         Currency     Unrealized
 Units Sold                           Settlement Date                        Market Value      Gain
-------------   -----------------------------------------------------------  ------------   -----------
  206,963,700   Canadian Dollars 4-1-99....................................  $134,778,061   $ 1,295,338
8,312,155,852   Japanese Yen 5-13-99.......................................    75,013,882    (9,167,897)
                                                                             ------------   -----------
                Total Forward Contracts....................................  $209,791,943   $(7,872,559)
                                                                             ============   ===========

                       See Notes to Financial Statements.

                      (This page intentionally left blank)

--------------------------------------------------------------------------------
                            LONGLEAF PARTNERS FUNDS
                      STATEMENTS OF ASSETS AND LIABILITIES
                              AT DECEMBER 31, 1998





ASSETS:
Investments:
  Affiliated securities, at market value (cost $713,543,660,
    $0, $413,692,921 and $711,713,782, respectively) (Note 2
    and 7)..................................................
  Other securities, at market value (cost $2,196,443,485,
    $59,515,891, $381,044,367 and $427,371,721,
    respectively)...........................................
  Short-term cash equivalents...............................
  Repurchase agreement (Note 2).............................
         TOTAL INVESTMENTS
Cash........................................................
Receivable for:
  Dividends and interest....................................
  Fund shares sold..........................................
  Securities sold...........................................
  Foreign tax reclaim.......................................
Prepaid assets..............................................
Insurance reserve premium...................................
         TOTAL ASSETS
LIABILITIES:
Payable for:
  Forward currency contracts (Note 2).......................
  Fund shares redeemed......................................
  Investment Counsel fee (Note 3)...........................
  Administration fee (Note 4)...............................
  Securities purchased......................................
Options written, at market value (premiums received
  $1,786,187)...............................................
Other accrued expenses......................................
         TOTAL LIABILITIES
NET ASSETS:
Net assets consist of:
  Paid-in capital...........................................
  Undistributed net investment income.......................
  Accumulated net realized gain(loss) on investments and
    foreign currency........................................
  Unrealized gain(loss) on investments and foreign
    currency................................................
         Net Assets
NET ASSET VALUE PER SHARE...................................
FUND SHARES ISSUED AND OUTSTANDING..........................


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
                            LONGLEAF PARTNERS FUNDS
                      STATEMENTS OF ASSETS AND LIABILITIES
                              AT DECEMBER 31, 1998

PARTNERS FUND    INTERNATIONAL FUND   REALTY FUND    SMALL-CAP FUND
--------------   ------------------   ------------   --------------
$  462,407,295     $            -     $403,172,705   $  814,720,924
 2,986,962,558         62,153,325      354,818,546      469,047,232
    99,957,917                  -                -       49,978,958
   136,060,000         17,789,000       10,494,000       25,171,000
--------------     --------------     ------------   --------------
 3,685,387,770         79,942,325      768,485,251    1,358,918,114
           429                120              866              677
    12,702,775             89,681        9,135,740        1,841,186
     3,900,353            467,449        1,103,251        5,691,921
     5,579,162                  -                -           10,276
             -              4,816                -                -
        95,048             26,710           39,571           42,168
        65,451                  -            3,937           12,203
--------------     --------------     ------------   --------------
 3,707,730,988         80,531,101      778,768,616    1,366,516,545
--------------     --------------     ------------   --------------
    12,669,154          2,852,623                -        7,872,559
     6,574,924                  -        1,728,482        1,317,385
     2,340,913             84,434          651,327          908,759
       300,798             14,152           65,133          109,844
             -          1,950,956                -          722,241
             -                  -          497,136                -
       545,276             56,406          130,934          222,138
--------------     --------------     ------------   --------------
    22,431,065          4,958,571        3,073,012       11,152,926
--------------     --------------     ------------   --------------
$3,685,299,923     $   75,572,530     $775,695,604   $1,355,363,619
==============     ==============     ============   ==============
$3,110,650,576     $   74,687,080     $823,098,728   $1,215,486,666
       872,615                244          627,922           43,744
    47,063,178          1,099,320      (17,904,507)       3,023,536
   526,713,554           (214,114)     (30,126,539)     136,809,673
--------------     --------------     ------------   --------------
$3,685,299,923     $   75,572,530     $775,695,604   $1,355,363,619
==============     ==============     ============   ==============
        $24.39              $9.97           $14.55           $21.95
        ======              =====           ======           ======
   151,097,394          7,583,796       53,308,405       61,740,958

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
                            LONGLEAF PARTNERS FUNDS
                            STATEMENTS OF OPERATIONS
                    FOR THE PERIODS ENDED DECEMBER 31, 1998


INVESTMENT INCOME:
INCOME:
  Dividends from affiliates (net of foreign tax withheld of
    $0, $0, $755,956 and $845,151 respectively) (Note 7)....
  Dividends from non-affiliates (net of foreign tax withheld of $1,716,137, $24,527, $19,827, and $200,014,
    respectively)...........................................
  Interest..................................................
         Total income.......................................
EXPENSES:
  Investment Counsel fee (Note 3)...........................
  Administration fee (Note 4)...............................
  Transfer Agent fee........................................
  Registration and filing fees..............................
  Supplies and postage......................................
  Printing..................................................
  Reimbursable administration expenses (Note 4).............
  Custodian fee.............................................
  Professional fees.........................................
  Trustees' fees............................................
  Insurance expense.........................................
  Interest..................................................
  Miscellaneous.............................................
  Investment counsel fee waived.............................
         Total expenses.....................................
         Net investment income..............................

REALIZED AND UNREALIZED GAIN(LOSS):
Net realized gain(loss):
  Non-affiliated securities.................................
  Affiliated securities.....................................
  Forward currency contracts................................
  Foreign currency transactions.............................
      Net gain(loss)........................................
Change in unrealized gain(loss):
  Securities................................................
  Other assets, liabilities, forwards and options...........
      Change in net unrealized gain(loss)...................
      Net realized and unrealized gain(loss)................
NET INCREASE(DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS................................................

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
                            LONGLEAF PARTNERS FUNDS
                            STATEMENTS OF OPERATIONS
                    FOR THE PERIODS ENDED DECEMBER 31, 1998

PARTNERS FUND   INTERNATIONAL FUND    REALTY FUND    SMALL-CAP FUND
-------------   ------------------   -------------   --------------
$ 35,534,587        $        -       $  17,737,888    $  7,391,619
  19,277,888           153,336          17,285,962       3,907,131
  14,673,389           131,976           2,657,736      10,807,724
------------        ----------       -------------    ------------
  69,485,864           285,312          37,681,586      22,106,474
------------        ----------       -------------    ------------
  26,393,753           212,286           8,173,553       9,831,536
   3,385,838            14,152             817,356       1,177,540
     554,932             2,319             133,985         192,991
     423,608            39,848             126,038         201,515
     161,502             9,000              74,202          80,999
     137,000            33,600              63,501          67,000
     159,255             9,704              48,319          59,371
      81,500            20,000              28,999          82,500
      43,999            22,500              30,998          39,998
      60,000             7,740              30,000          30,000
      48,203               670              13,908          16,866
           -                 -                   -          61,572
     126,768             3,700              36,081          45,433
           -          (127,852)                  -               -
------------        ----------       -------------    ------------
  31,576,358           247,667           9,576,940      11,887,321
------------        ----------       -------------    ------------
  37,909,506            37,645          28,104,646      10,219,153
------------        ----------       -------------    ------------

 466,251,933         1,075,021           4,784,490      87,373,574
 172,273,375                 -         (22,688,997)     57,831,869
     (75,578)           24,299                  --       5,053,725
    (159,306)              319            (122,383)       (156,080)
------------        ----------       -------------    ------------
 638,290,424         1,099,639         (18,026,890)    150,103,088
------------        ----------       -------------    ------------
(235,338,167)        2,637,436        (129,676,362)    (20,724,205)
 (12,669,154)       (2,851,550)         (4,127,188)     (7,877,447)
------------        ----------       -------------    ------------
(248,007,321)         (214,114)       (133,803,550)    (28,601,652)
------------        ----------       -------------    ------------
 390,283,103           885,525        (151,830,440)    121,501,436
------------        ----------       -------------    ------------
$428,192,609        $  923,170       $(123,725,794)   $131,720,589
============        ==========       =============    ============

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
                            LONGLEAF PARTNERS FUNDS
                      STATEMENTS OF CHANGES IN NET ASSETS

                                                                        PARTNERS FUND
                                                              ---------------------------------
                                                                YEAR ENDED         YEAR ENDED
                                                               DECEMBER 31,       DECEMBER 31,
                                                                   1998               1997
                                                              --------------     --------------
OPERATIONS:
  Net investment income.....................................  $   37,909,506     $   21,420,547
  Net realized gain(loss)...................................     638,290,424        306,865,056
  Change in net unrealized gain(loss).......................    (248,007,321)       322,569,345
                                                              --------------     --------------
    Net increase(decrease) in net assets resulting from
     operations.............................................     428,192,609        650,854,948
                                                              --------------     --------------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income................................     (36,966,961)       (21,460,363)
  From net realized gain on investments.....................    (586,542,694)      (311,977,522)
  From return of capital....................................               -                  -
                                                              --------------     --------------
    Net decrease in net assets resulting from
     distributions..........................................    (623,509,655)      (333,437,885)
                                                              --------------     --------------
CAPITAL SHARE TRANSACTIONS:
  Net proceeds from sale of shares..........................     890,978,876        477,572,262
  Net asset value of shares issued to shareholders for
    reinvestment of shareholder distributions...............     907,344,282                  -
  Cost of shares redeemed...................................    (522,776,364)      (489,998,326)
                                                              --------------     --------------
    Net increase(decrease) in net assets from fund share
     transactions...........................................   1,275,546,794        (12,426,064)
                                                              --------------     --------------
    Total increase in net assets............................   1,080,229,748        304,990,999
NET ASSETS:
  Beginning of period.......................................   2,605,070,175      2,300,079,176
                                                              --------------     --------------
  End of period.............................................  $3,685,299,923     $2,605,070,175
                                                              ==============     ==============
  Undistributed net investment income included in net assets
    at end of period........................................        $872,615            $89,373
                                                                    ========            =======

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
                            LONGLEAF PARTNERS FUNDS
                      STATEMENTS OF CHANGES IN NET ASSETS

 INTERNATIONAL FUND
 ------------------            REALTY FUND                    SMALL-CAP FUND
   CAPITALIZATION     -----------------------------   ------------------------------
  AUGUST 12, 1998      YEAR ENDED      YEAR ENDED       YEAR ENDED      YEAR ENDED
  TO DECEMBER 31,     DECEMBER 31,    DECEMBER 31,     DECEMBER 31,    DECEMBER 31,
        1998              1998            1997             1998            1997
 ------------------   -------------   -------------   --------------   -------------
    $    37,645       $ 28,104,646    $  3,776,009    $   10,219,153   $   7,445,302
      1,099,639        (18,026,890)     27,323,623       150,103,088      26,187,400
       (214,114)      (133,803,550)     81,704,091       (28,601,652)    114,475,124
    -----------       ------------    ------------    --------------   -------------
        923,170       (123,725,794)    112,803,723       131,720,589     148,107,826
    -----------       ------------    ------------    --------------   -------------
        (37,720)       (22,154,503)     (3,757,696)      (10,041,928)     (7,427,301)
              -            (18,724)    (27,280,191)     (145,213,540)    (28,306,270)
              -         (5,557,418)     (1,813,127)                -               -
    -----------       ------------    ------------    --------------   -------------
        (37,720)       (27,730,645)    (32,851,014)     (155,255,468)    (35,733,571)
    -----------       ------------    ------------    --------------   -------------
     75,071,603        524,495,785     685,515,315       565,247,944     770,142,361
         32,236         56,610,939               -       178,562,305               -
       (516,759)      (391,256,885)   (184,175,044)     (280,170,886)   (219,414,438)
    -----------       ------------    ------------    --------------   -------------
     74,587,080        189,849,839     501,340,271       463,639,363     550,727,923
    -----------       ------------    ------------    --------------   -------------
     75,472,530         38,393,400     581,292,980       440,104,484     663,102,178
        100,000        737,302,204     156,009,224       915,259,135     252,156,957
    -----------       ------------    ------------    --------------   -------------
    $75,572,530       $775,695,604    $737,302,204    $1,355,363,619   $ 915,259,135
    ===========       ============    ============    ==============   =============
           $244           $627,922         $24,233           $43,744         $22,599
           ====           ========         =======           =======         =======

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
                            LONGLEAF PARTNERS FUNDS
                         NOTES TO FINANCIAL STATEMENTS

NOTE 1. ORGANIZATION

The Funds are each a series of Longleaf Partners Funds Trust, a Massachusetts business trust which is registered under the Investment Company Act of 1940, as amended, as an open-end non-diversified investment company. Capitalization for each fund was provided by principals of Southeastern Asset Management, Inc., the Investment Counsel.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

Management Estimates
The accompanying financial statements are prepared in accordance with Generally Accepted Accounting Principles for the investment company industry; these principles may require the use of estimates by Fund management.

Security Valuation
  (1) Portfolio securities listed or traded on a securities exchange and over-the-counter securities traded on the NASDAQ national market are valued at the last sales price. If there are no transactions in the security that day, securities are valued at the midpoint between the closing bid and ask prices.
  (2) All other portfolio securities, for which over-the-counter market quotations are readily available, are valued at the midpoint between the closing bid and ask prices. Repurchase agreements are valued at cost which, combined with accrued interest, approximates market. Short-term U.S. Government obligations are valued at amortized cost which approximates current market value.
  (3) Option contracts are marked-to-market daily. Listed options are valued at the latest closing price. If there are no transactions that day, the options are valued at the midpoint between the closing bid and ask prices. Over-the-counter options are valued as determined in good faith under procedures established by the Funds' trustees.
  (4) When market quotations are not readily available, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Funds' Trustees. In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. Estimated values may differ from the values that would have been used had a ready market of the investment existed.

Accounting for Investments
The Funds record security transactions on trade date. Realized gains and losses on security transactions are determined using the specific identification method. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Fund expenses are also recorded on an accrual basis.

Distributions to Shareholders
Dividends and distributions to shareholders are recorded on the ex-dividend date.

Federal Income Taxes
The Funds' policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all taxable income to shareholders. Accordingly, no federal income tax provision is required. The Funds intend to make any required distributions to avoid the application of a 4% nondeductible excise tax. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.

Foreign Currency Translations
The books and records of the Funds are maintained in U.S. dollars. Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuations in exchange rates. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the respective date of each transaction. The market value of investment securities, assets and liabilities are translated into U.S. dollars daily.

The Funds do not isolate the portion of net realized and unrealized gains or losses in equity security investments which are attributable to changes in foreign exchange rates. Accordingly, the impact of such changes is included in the realized and unrealized gains or losses on the underlying equity securities.

Forward Currency Contracts
The Funds may execute forward currency contracts to reduce their exposure to currency risk on portfolio investments denominated in foreign currency. Forward currency contracts are commitments to purchase or sell a foreign currency at a future maturity date. The resulting obligation is marked-to-market daily using foreign currency exchange rates supplied by an independent pricing service. An unrealized gain or loss is recorded for the difference between the contract opening value and its current value. When a contract is closed or delivery is taken, this gain or loss is realized. For federal tax purposes, gain or loss on open forward contracts are treated as realized and subject to distribution at our excise tax year-end date.

Options
Upon the purchase of a put or call option, the premium paid is recorded as an investment. When the Funds write a put or a call option, the premium received by the Funds is recorded as a liability. When a purchased option expires, a loss is recognized for the cost of the option. When a written option expires, a gain is realized for the premium received. When the Funds enter into a closing sale transaction, a gain or loss is recognized based on the difference between the proceeds of the closing transaction and the cost of the option.

Risk of Forward Currency Contracts and Options
The Funds generally use forward currency contracts and options for hedging purposes to reduce market risks. However, when used separately, forward currency contracts and options have risks. For example, the price movements of the options and forwards may not follow the price movements of the portfolio securities subject to the hedge. Gains on investments in options and forwards depend on the ability to predict correctly the direction of stock prices, interest rates, and other economic factors. Where a liquid secondary market for options or forwards does not exist, the Funds may not be able to close their positions and in such an event, the loss is theoretically unlimited.

Repurchase Agreements
The Funds may engage in repurchase agreement transactions. The Funds' custodian bank sells U.S. government securities to each Fund under agreements to repurchase these securities from each Fund at a stated repurchase price including interest for the term of the agreement, which is usually overnight or over a weekend. Each Fund, through its custodian, receives delivery of the underlying U.S. government securities as collateral, whose market value is required to be at least equal to the repurchase price. If the custodian becomes bankrupt, the Fund might be delayed, or may incur costs or possible losses of principal and income, in selling the collateral.

NOTE 3. INVESTMENT COUNSEL AGREEMENT

Southeastern Asset Management, Inc. ("Southeastern") serves as Investment Counsel to the Funds and receives annual compensation, computed daily and paid monthly, in accordance with the following schedule for the Partners Fund and Small-Cap Fund:

First $400 million of average daily net assets..............    1.00%
In excess of $400 million...................................     .75%

The Realty Fund fee is calculated on the same basis at 1.00% per annum on all asset levels.

For the Partners, Small-Cap and Realty Funds, Southeastern has agreed to reduce its fees on a pro rata basis to the extent that each Fund's normal annual operating expenses (excluding taxes, interest, brokerage fees, and extraordinary expenses) exceed 1.5% of average annual net assets. No such reductions were necessary for the current year.

The International Fund fee is calculated at 1.5% per annum on all asset levels. For this Fund, Southeastern has agreed to reduce its fees on a pro rata basis to the extent that the Fund's normal annual operating expenses (excluding taxes, interest, brokerage fees and extraordinary expenses) exceed 1.75% of average annual net assets. Southeastern reduced its fees by $127,852 in 1998 for expenses exceeding 1.75%.

NOTE 4. FUND ADMINISTRATOR

Southeastern also serves as the Fund Administrator and in this capacity is responsible for managing, performing or supervising the administrative and business operations of the Funds. Functions include the preparation of all registration statements, prospectuses, tax returns and proxy statements, daily valuation of the portfolios and calculation of daily net asset values per share. The Funds pay a fee as compensation for these services, accrued daily and paid monthly, of 0.10% per annum of average daily net assets.

Reimbursable administration expenses paid by the Funds to Southeastern consist of the cost of computer software dedicated to valuation calculations and a portion of the Funds' Treasurer's salary allocated in accordance with Trustee review and approval.

NOTE 5. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest were as follows:

                                                                 YEAR ENDED DECEMBER 31, 1998
                                                    -------------------------------------------------------
                                                     PARTNERS     INTERNATIONAL     REALTY       SMALL-CAP
                                                       FUND           FUND           FUND          FUND
                                                    -----------   -------------   -----------   -----------
    Shares sold...................................   33,032,388     7,632,832      32,103,302    24,333,088
    Reinvestment of shareholder distribution......   37,325,423         3,246       3,576,951     8,326,574
    Shares redeemed...............................  (19,542,488)      (52,282)    (24,869,928)  (12,181,491)
                                                    -----------     ---------     -----------   -----------
                                                     50,815,323     7,583,796      10,810,325    20,478,171
                                                    ===========     =========     ===========   ===========
                                                                 YEAR ENDED DECEMBER 31, 1997
                                                    -------------------------------------------------------
                                                     PARTNERS     INTERNATIONAL                  SMALL-CAP
                                                       FUND           FUND        REALTY FUND      FUND
                                                    -----------   -------------   -----------   -----------
    Shares sold...................................   18,272,322            --      42,365,845    37,816,017
    Shares redeemed...............................  (18,643,094)           --     (11,033,373)  (10,675,148)
                                                    -----------     ---------     -----------   -----------
                                                       (370,772)           --      31,332,472    27,140,869
                                                    ===========     =========     ===========   ===========

NOTE 6. INVESTMENT TRANSACTIONS

Purchases and sales of equity securities for the periods (excluding short-term obligations) are summarized below:

                                           PARTNERS FUND  INTERNATIONAL FUND   REALTY FUND    SMALL-CAP FUND
                                           -------------- ------------------   ------------   --------------
    Purchases                              $1,529,160,118    $64,413,279       $365,529,493    $875,404,049
    Sales                                   1,365,027,274      7,024,788        162,962,921     515,634,661

There were no written option transactions for any Fund in 1998.

NOTE 7. AFFILIATED COMPANIES

Under Section 2(a)(3) of the Investment Company Act of 1940, a portfolio company is defined as "affiliated" if a Fund owns five percent or more of its voting stock. At December 31, 1998, each Fund held at least five percent of the outstanding voting stock of the following companies:

                                                                   %
                                                              OUTSTANDING
                                                               SHARES OF
                                                                  THE
                                                                COMPANY
                                                              -----------
PARTNERS FUND
  Crestline Capital Corporation                                   5.3%
  Host Marriott Corporation                                       5.3
  Pioneer Natural Resources Company                               9.8
  Rayonier Inc.                                                  10.4
  UCAR International, Inc.                                        9.9

                                                                   %
                                                              OUTSTANDING
                                                               SHARES OF
                                                                  THE
                                                                COMPANY
                                                              -----------
REALTY FUND
  Bayview Capital Corporation                                     5.6%
  Beacon Capital Partners, Inc.(Note 8)                           9.9
  Deltic Timber Corporation                                       5.1
  Forest City Enterprises, Inc. -- Class A                        8.6
  Excel Legacy Corporation* --
    Common                                                        6.8
    Series A Liquidating Preference Convertible (Note 8)         68.6
  Getty Realty Corp.                                              9.0
  IHOP Corp.                                                      9.3
  Prime Group Realty Trust                                       16.2
  Prime Retail, Inc.                                              7.9
  Red Roof Inns, Inc.                                             7.9
  Supertel Hospitality, Inc.                                     10.0
  TimberWest Forest Corp.                                        10.0
* Combined voting power is 30.8%
SMALL-CAP FUND
  Agribrands International, Inc.                                  9.5
  AMETEK, Inc.                                                    6.4
  Bay View Capital Corp.                                         10.4
  Carbide/Graphite Group, Inc.                                   20.8
  Carmike Cinemas, Inc.                                          14.8
  Deltic Timber Corporation                                       6.6
  Gendis, Inc. - Class A(Note 8)                                 20.0
  Genlyte Group Incorporated                                     10.3
  Gulf Canada Resources Limited                                   6.2
  Hilb, Rogal and Hamilton Company                               14.6
  IHOP Corp.                                                      6.4
  Midas Inc.                                                     13.8
  Orion Capital Corporation                                       8.4
  Perrigo Company                                                 7.8
  Pinkerton's, Inc.                                               9.0
  Robbins & Meyers, Inc.                                          5.9
  Shaw Communications Inc. -- Class B                             8.9
  TimberWest Forest Corp.                                        10.0
  VICORP Restaurants, Inc.                                       10.6

NOTE 8. ILLIQUID OR RESTRICTED SECURITIES

The Realty Fund holds 2,075,000 shares of Beacon Capital Partners, Inc. (Beacon) carried at cost less accrued dividends of $40,504,000 or $19.52 per share. The Beacon shares were acquired in a private placement which closed March 17, 1998. The registration statement for the Beacon shares became effective on November 13, 1998, but no regular trading market in the shares had developed by December 31, 1998.

The Realty Fund also owns 14,600,000 shares of Excel Legacy Corp. Series A Liquidating Preference Convertible Stock (Excel Preferred) valued at $68,031,620 or $4.66 per share. The Excel Preferred shares were acquired in a private placement which closed on March 31, 1998 and may be converted by the company into common shares on May 17, 1999. The $5.00 per share cost is being amortized to the market price of the common shares less 10% over the period remaining until May 17, 1999, when the company has the right to require conversion. The Excel Preferred shares are not registered and there is no regular trading market in these shares.

Both Beacon and Excel Preferred are valued in good faith under guidelines established by the Board of Trustees. These investments represent 14% of the Realty Fund's net assets at December 31, 1998.

The Small-Cap Fund owns 3,349,996 shares of Gendis, Inc. Class A common stock, representing 20.0% of the total outstanding shares of the company. Due to the Fund's large ownership stake, a portion of this position may be relatively illiquid. Gendis represents 0.8% of the Small-Cap Fund's net assets at December 31, 1998.

NOTE 9. RELATED OWNERSHIP

At December 31, 1998, officers, employees of Southeastern and their families, Fund trustees, the Southeastern retirement plan and other affiliates owned more than 5% of the following Funds:

                                                              Shares Owned   Percent of Fund
                                                              ------------   ---------------
International Fund..........................................   2,361,908          41.2%
Realty Fund.................................................   3,023,575           5.7%

NOTE 10. COLLATERAL

Securities with the following aggregate market value were segregated to collateralize portfolio obligations at December 31, 1998:

                                                                                Market
                                                                               Value of
                                                                              Segregated
                                                   Obligation                   Assets
                                      ------------------------------------  ---------------
Partners Fund.......................  Forward Currency Contracts             $453,188,000
International Fund..................  Forward Currency Contracts               36,080,111
Realty Fund.........................  Newhall-Land and Farming Company Put
                                        Options Written                        24,862,500
Small-Cap Fund......................  Forward Currency Contracts              288,581,970

NOTE 11. CAPITAL LOSS CARRYOVERS

At December 31, 1998, the Funds had capital loss carryovers for federal income tax purposes which may be applied against future net taxable realized gains of each succeeding year until the earlier of their utilization or expiration on December 31, 2006 as follows:

Partners Fund................................                          None
International Fund...........................                  $    867,951
Realty Fund..................................                    17,735,542
Small-Cap Fund...............................                          None

NOTE 12. POST OCTOBER LOSSES

Under current tax laws, certain capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. The Funds elected to defer losses between November 1, 1998 and December 31, 1998 as follows:

                                                               CAPITAL     CURRENCY
                                                              ----------   --------
Partners Fund...............................................        None      None
International Fund..........................................  $  583,780   $   182
Realty Fund.................................................     168,966    96,531
Small-Cap Fund..............................................   5,500,942    79,329

                      (This page intentionally left blank)

--------------------------------------------------------------------------------
                            LONGLEAF PARTNERS FUNDS
                              FINANCIAL HIGHLIGHTS

The presentation is for a share outstanding throughout each period.

                                                                                      NET
                                                                                     GAINS
                                                                                     (LOSS)
                                                            NET                        ON                                 DISTRI-
                                                           ASSET                   SECURITIES     TOTAL      DIVIDENDS    BUTIONS
                                                           VALUE         NET        REALIZED       FROM       FROM NET     FROM
                                                         BEGINNING    INVESTMENT      AND       INVESTMENT   INVESTMENT   CAPITAL
                                                         OF PERIOD    INCOME(A)    UNREALIZED   OPERATIONS     INCOME      GAINS
                                                        -----------   ----------   ----------   ----------   ----------   -------
PARTNERS FUND
Year ended December 31,
    1998..............................................    $25.98         $.31        $ 3.16       $ 3.47       $ (.25)    $(4.81)
    1997..............................................     22.85          .21          6.24         6.45         (.21)     (3.11)
    1996..............................................     21.15          .37          4.09         4.46         (.38)     (2.38)
    1995..............................................     17.13          .30          4.40         4.70         (.24)      (.44)
    1994..............................................     16.92          .21          1.30         1.51         (.16)     (1.14)
INTERNATIONAL FUND
August 12, 1998 (Capitalization)
    through December 31, 1998.........................     10.00          .01          (.03)        (.02)        (.01)         -
REALTY FUND
Year ended December 31,
    1998..............................................     17.35          .56         (2.82)       (2.26)        (.43)         -
    1997..............................................     13.97          .19          3.96         4.15         (.09)      (.64)
    1996..............................................     10.00          .16          3.91         4.07         (.04)      (.05)
SMALL-CAP FUND
Year ended December 31,
    1998..............................................     22.18          .20          2.51         2.71         (.17)     (2.77)
    1997..............................................     17.86          .25          4.94         5.19         (.18)      (.69)
    1996..............................................     14.46          .03          4.40         4.43         (.02)     (1.01)
    1995..............................................     13.28          .12          2.35         2.47         (.12)     (1.17)
    1994..............................................     13.49         (.03)          .52          .49            -       (.70)

(a) Calculated based on weighted average shares outstanding for the period.
(b) Total return reflects the rate that an investor would have earned on investment in the Fund during each period, assuming reinvestment of all distributions.
(c) Aggregate, not annualized. Calculated based on initial public offering price of $9.15 on October 26, 1998.
(d) Expenses presented net of fee waiver.

--------------------------------------------------------------------------------
                            LONGLEAF PARTNERS FUNDS
                              FINANCIAL HIGHLIGHTS


                                                       RATIO OF
                     NET                               EXPENSES    RATIO OF
                    ASSET                NET ASSETS       TO          NET
RETURN     TOTAL    VALUE                  END OF      AVERAGE     INCOME TO    PORTFOLIO
  OF      DISTRI-   END OF     TOTAL       PERIOD        NET        AVERAGE     TURNOVER
CAPITAL   BUTIONS   PERIOD   RETURN(B)   (THOUSANDS)    ASSETS    NET ASSETS      RATE
-------   -------   ------   ---------   -----------   --------   -----------   ---------
$    -    $(5.06)   $24.39     14.28%    $3,685,300       .93%        1.12%       43.78%
     -     (3.32)    25.98     28.25      2,605,070       .94         0.81        38.07
     -     (2.76)    22.85     21.02      2,300,079       .95         1.61        33.18
     -      (.68)    21.15     27.50      1,876,467      1.01         1.45        12.60
     -     (1.30)    17.13      8.96        753,527      1.17         1.18        27.39
     -      (.01)     9.97      9.02 (c)     75,572      1.75(d)      0.10        24.05
  (.11)     (.54)    14.55    (12.98)       775,696      1.17         3.44        21.55
  (.04)     (.77)    17.35     29.73        737,302      1.20         0.75        28.66
  (.01)     (.10)    13.97     40.69        156,009      1.50(d)       .92         4.28
           (2.94)    21.95     12.71      1,355,364      1.01         0.87        52.51
     -      (.87)    22.18     29.04        915,259      1.09         1.18        16.95
     -     (1.03)    17.86     30.64        252,157      1.23          .18        27.97
     -     (1.29)    14.46     18.61        135,977      1.30          .84        32.95
     -      (.70)    13.28      3.64         99,609      1.38         (.22)       19.79